Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period January 1, 2013 through January 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Myles R. Itkin	3/15/13
Myles R. Itkin	Date

Executive Vice President, Chief Financial Officer and Treasurer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, have not yet been reflected in the financial statements presented herein. The books and records for December 2012 will be revised in the future to reflect such annual allocation, which will affect the balance sheet as of January 31, 2013 presented herein.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period January 1, 2013 through January 31, 2013

(in thousands of dollars)

Beginning Cash Balance	$507,342

Cash Receipts:
Vessel Related Receipts	101,056
Other Receipts[1]	13,100
Total Receipts	114,156

Cash Disbursements:
Vessel Related Disbursements[2]	66,058
General and Administrative:
Compensation & Benefits	4,009
Other General & Administrative	2,160
Taxes	319
Restructuring Costs	1,097
U.S. Trustee Fees	667
Other Disbursements	550
Total Disbursements	74,860

Ending Cash Balance	$546,638

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$319,365
2	OSG International, Inc.	12-20001	617,526
3	OSG Bulk Ships, Inc.	12-20002	340,934
4	1372 Tanker Corporation	12-20003	312,185
5	Africa Tanker Corporation	12-20004	21,105
6	Alcesmar Limited	12-20005	197,242
7	Alcmar Limited	12-20006	139,482
8	Alpha Suezmax Corporation	12-20007	432,204
9	Alpha Tanker Corporation	12-20008	36
10	Amalia Product Corporation	12-20009	192,331
11	Ambermar Product Carrier Corporation	12-20010	251,200
12	Ambermar Tanker Corporation	12-20011	117
13	Andromar Limited	12-20012	176,778
14	Antigmar Limited	12-20013	151,076
15	Aqua Tanker Corporation	12-20014	489
16	Aquarius Tanker Corporation	12-20015	157,626
17	Ariadmar Limited	12-20016	163,259
18	Aspro Tanker Corporation	12-20017	140
19	Atalmar Limited	12-20018	200,456
20	Athens Product Tanker Corporation	12-20019	644,023
21	Atlas Chartering Corporation	12-20020	339,591
22	Aurora Shipping Corporation	12-20021	351,041
23	Avila Tanker Corporation	12-20022	130
24	Batangas Tanker Corporation	12-20023	21,964
25	Beta Aframax Corporation	12-20024	722,390

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	61,864
27	Cabo Hellas Limited	12-20026	187,449
28	Cabo Sounion Limited	12-20027	156,750
29	Caribbean Tanker Corporation	12-20028	1,311
30	Carina Tanker Corporation	12-20029	824,101
31	Carl Product Corporation	12-20030	142,628
32	Concept Tanker Corporation	12-20031	444,393
33	Crown Tanker Corporation	12-20032	27
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	267,655
36	DHT Ania Aframax Corp.	12-20035	125
37	DHT Ann VLCC Corp.	12-20036	(1,971)
38	DHT Cathy Aframax Corp.	12-20037	(228)
39	DHT Chris VLCC Corp.	12-20038	2,311
40	DHT Rebecca Aframax Corp.	12-20039	190
41	DHT Regal Unity VLCC Corp.	12-20040	1,338
42	DHT Sophie Aframax Corp.	12-20041	1,035
43	Dignity Chartering Corporation	12-20042	166,258
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	157,288
46	Epsilon Aframax Corporation	12-20045	229,845
47	First Chemical Carrier Corporation	12-20046	11,913
48	First LPG Tanker Corporation	12-20047	598
49	First Union Tanker Corporation	12-20048	287,915
50	Fourth Aframax Tanker Corporation	12-20049	1,258

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	475,195
52	Goldmar Limited	12-20051	273,773
53	GPC Aframax Corporation	12-20052	964,213
54	Grace Chartering Corporation	12-20053	39
55	International Seaways, Inc.	12-20054	221,436
56	Jademar Limited	12-20055	195,430
57	Joyce Car Carrier Corporation	12-20056	(2,568)
58	Juneau Tanker Corporation	12-20057	770
59	Kimolos Tanker Corporation	12-20058	443,702
60	Kythnos Chartering Corporation	12-20059	685,652
61	Leo Tanker Corporation	12-20060	646,685
62	Leyte Product Tanker Corporation	12-20061	356,236
63	Limar Charter Corporation	12-20062	226,160
64	Luxmar Product Tanker Corporation	12-20063	693,306
65	Luxmar Tanker LLC	12-20064	109,683
66	Majestic Tankers Corporation	12-20065	319,624
67	Maple Tanker Corporation	12-20066	296,098
68	Maremar Product Tanker Corporation	12-20067	1,145,376
69	Maremar Tanker LLC	12-20068	718,824
70	Marilyn Vessel Corporation	12-20069	40
71	Maritrans General Partner Inc.	12-20070	22
72	Maritrans Operating Company L.P.	12-20071	2,266
73	Milos Product Tanker Corporation	12-20072	1,062,655
74	Mindanao Tanker Corporation	12-20073	3,004
75	Mykonos Tanker LLC	12-20074	1,261,424

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	163,684
77	Oak Tanker Corporation	12-20076	362,599
78	Ocean Bulk Ships, Inc.	12-20077	1
79	Oceania Tanker Corporation	12-20078	175,521
80	OSG 192 LLC	12-20079	38,672
81	OSG 209 LLC	12-20080	10,441
82	OSG 214 LLC	12-20081	156,574
83	OSG 215 Corporation	12-20082	10
84	OSG 242 LLC	12-20083	86,213
85	OSG 243 LLC	12-20084	493,235
86	OSG 244 LLC	12-20085	16,269
87	OSG 252 LLC	12-20086	336,081
88	OSG 254 LLC	12-20087	560,700
89	OSG 300 LLC	12-20088	4
90	OSG 400 LLC	12-20089	6,844
91	OSG America L.P.	12-20090	3
92	OSG America LLC	12-20091	19
93	OSG America Operating Company LLC	12-20092	89,843
94	OSG Car Carriers, Inc.	12-20093	582
95	OSG Clean Products International, Inc.	12-20094	4
96	OSG Columbia LLC	12-20095	207,708
97	OSG Constitution LLC	12-20096	(351)
98	OSG Courageous LLC	12-20097	216,530
99	OSG Delaware Bay Lightering LLC	12-20098	3,028,838
100	OSG Discovery LLC	12-20099	77

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	18
102	OSG Endurance LLC	12-20101	212,424
103	OSG Enterprise LLC	12-20102	205,967
104	OSG Financial Corp.	12-20103	864
105	OSG Freedom LLC	12-20104	(462)
106	OSG Honour LLC	12-20105	214,480
107	OSG Independence LLC	12-20106	217,813
108	OSG Intrepid LLC	12-20107	401,869
109	OSG Liberty LLC	12-20108	270
110	OSG Lightering LLC	12-20109	9,205,860
111	OSG Lightering Acquisition Corporation	12-20110	169
112	OSG Lightering Solutions LLC	12-20111	290
113	OSG Mariner LLC	12-20112	18
114	OSG Maritrans Parent LLC	12-20113	5,125
115	OSG Navigator LLC	12-20114	197,457
116	OSG New York, Inc.	12-20115	749,269
117	OSG Product Tankers AVTC, LLC	12-20116	-
118	OSG Product Tankers Member LLC	12-20117	0
119	OSG Product Tankers II, LLC	12-20118	0
120	OSG Product Tankers I, LLC	12-20119	0
121	OSG Product Tankers, LLC	12-20120	1
122	OSG Quest LLC	12-20121	12
123	OSG Seafarer LLC	12-20122	(240)
124	OSG Ship Management, Inc.	12-20123	4,857,326
125	OSG Valour LLC	12-20124	95

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	0
127	Overseas Anacortes LLC	12-20126	1,282,931
128	Overseas Boston LLC	12-20127	1,299,914
129	Overseas Diligence LLC	12-20128	34
130	Overseas Galena Bay LLC	12-20129	224
131	Overseas Houston LLC	12-20130	1,107,453
132	Overseas Integrity LLC	12-20131	(2,935)
133	Overseas Long Beach LLC	12-20132	1,080,584
134	Overseas Los Angeles LLC	12-20133	1,196,756
135	Overseas Martinez LLC	12-20134	1,303,842
136	Overseas New Orleans LLC	12-20135	4,807
137	Overseas New York LLC	12-20136	1,167,435
138	Overseas Nikiski LLC	12-20137	1,246,490
139	Overseas Perseverance Corporation	12-20138	32
140	Overseas Philadelphia LLC	12-20139	820
141	Overseas Puget Sound LLC	12-20140	310
142	Overseas Sea Swift Corporation	12-20141	1
143	Overseas Shipping (GR) Ltd.	12-20142	47,470
144	Overseas ST Holding LLC	12-20143	1,145,785
145	Overseas Tampa LLC	12-20144	1,277,730
146	Overseas Texas City LLC	12-20145	1,135,169
147	Pearlmar Limited	12-20146	273,041
148	Petromar Limited	12-20147	238,727
149	Pisces Tanker Corporation	12-20148	197,442
150	Polaris Tanker Corporation	12-20149	884,429

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	77,161
152	Reymar Limited	12-20151	143,281
153	Rich Tanker Corporation	12-20152	775,238
154	Rimar Chartering Corporation	12-20153	345,998
155	Rosalyn Tanker Corporation	12-20154	651,157
156	Rosemar Limited	12-20155	263,698
157	Rubymar Limited	12-20156	73,656
158	Sakura Transport Corp.	12-20157	299,217
159	Samar Product Tanker Corporation	12-20158	125,381
160	Santorini Tanker LLC	12-20159	711,469
161	Serifos Tanker Corporation	12-20160	546,975
162	Seventh Aframax Tanker Corporation	12-20161	307,041
163	Shirley Tanker SRL	12-20162	210,235
164	Sifnos Tanker Corporation	12-20163	130,633
165	Silvermar Limited	12-20164	139,443
166	Sixth Aframax Tanker Corporation	12-20165	230,407
167	Skopelos Product Tanker Corporation	12-20166	710,142
168	Star Chartering Corporation	12-20167	786
169	Suezmax International Agencies, Inc.	12-20168	4,808
170	Talara Chartering Corporation	12-20169	741,214
171	Third United Shipping Corporation	12-20170	4,441
172	Tokyo Transport Corp.	12-20171	207,645
173	Transbulk Carriers, Inc.	12-20172	21
174	Troy Chartering Corporation	12-20173	696,312
175	Troy Product Corporation	12-20174	4,947

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2013 through January 31, 2013

176	Urban Tanker Corporation	12-20175	442,123
177	Vega Tanker Corporation	12-20176	310
178	View Tanker Corporation	12-20177	440,532
179	Vivian Tankships Corporation	12-20178	1,504
180	Vulpecula Chartering Corporation	12-20179	257,566
181	Wind Aframax Tanker Corporation	12-20180	3

		Total Disbursements	$64,446,347

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period January 1, 2013 through January 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Strauss Hauer & Feld LLP	$-	$-	$-	$-	$-	$-
Burke & Parsons	-	-	-	-	-	-
Chilmark Partners, LLC	-	-	-	-	-	-
Cleary Gottlieb Steen & Hamilton LLP	-	-	-	-	-	-
Eversheds LLP	-	-	-	-	-	-
FTI Consulting, Inc.	-	-	-	-	-	-
Houlihan Lokey Capital, Inc.	-	-	-	-	-	-
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Morris, Nichols, Arsht & Tunnell LLP	-	-	-	-	-	-
Pepper Hamilton LLP	-	-	-	-	-	-
Total Professional Fees and Expenses	$-	$-	$-	$-	$-	$-

1 The professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period January 1, 2013 through January 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel

1 The professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period January 1, 2013 through January 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
OSG International, Inc.	JPMorgan Chase	XXXXX7162	1/30/2013

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods January 1, 2013 through January 31, 2013, and

November 14, 2012 through January 31, 2013

(in thousands of dollars)

	January 1, 2013	November 14, 2012
	through	through
	January 31, 2013	January 31, 2013

Shipping Revenues:
Pool revenues	$19,039	$45,916
Time and bareboat charter revenues	28,800	72,874
Voyage charter revenues	39,217	105,415
	87,056	224,205
Operating Expenses:
Voyage expenses	18,834	54,025
Vessel expenses	23,116	60,850
Charter hire expenses	24,786	68,550
Depreciation and amortization	17,170	43,376
General and administrative	7,513	15,887
(Gain)/loss on disposal of vessels	5	1,070
Total Operating Expenses	91,424	243,758
Income/(Loss) from Vessel Operations	(4,368)	(19,553)
Equity in Income/(Loss) of Affiliated Companies	3,905	10,898
Operating Income/(Loss)	(463)	(8,655)
Other Income/(expense)	26	228
Loss before Interest Expense and Income Taxes	(437)	(8,427)
Interest Expense	(1,034)	(2,628)
Loss before Reorganization Items and Income Taxes	(1,471)	(11,055)
Reorganization Items, net	8,425	19,349
Loss before Income Taxes	$(9,896)	$(30,404)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods January 1, 2013 through January 31, 2013, and

November 14, 2012 through January 31, 2013

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

	January 1, 2013	November 14, 2012
	through	through
	January 31, 2013	January 31, 2013
Professional fees	$5,903	$14,462
Expenses incurred on rejected executory contracts	$2,522	$4,887
	$8,425	$19,349

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and January 31, 2013

(in thousands of dollars)

	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$546,638
Voyage receivables	171,753	166,438
Other receivables	80,669	60,402
Inventory	14,150	18,699
Prepaid expenses and other current assets	46,636	48,850
Total Current Assets	791,181	841,027
Vessels and other property, less accumulated depreciation	3,135,823	3,101,063
Deferred drydock expenditures, net	73,898	65,677
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,166,740
Investments in Affiliated Companies	247,964	266,398
Intangible Assets, less accumulated amortization	72,655	71,543
Goodwill	9,589	9,589
Other Assets	20,579	22,608
Total Assets	$4,351,689	$4,377,905

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,168	$128,689
Total Current Liabilities	93,168	128,689

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Other Liabilities	39,040	39,307
Liabilities Subject to Compromise	2,836,368	2,841,094
Total Noncurrent Liabilities	2,880,865	2,880,401

Total Liabilities	2,974,033	3,009,090
Equity:
Total Equity	1,377,656	1,368,815
Total Liabilities and Equity	$4,351,689	$4,377,905

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and January 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code, including executory contracts rejected prior to the end of the reporting period for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and January 31, 2013

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	January 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$3,018
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver	10,878	10,878
Secured debt and accrued interest	582,139	584,916
Derivative liabilities	3,566	3,566
Deferred Income Taxes and other liabilities	213,101	213,101
Pension liabilities	36,927	35,879
Accrued liabilities relating to rejected executory contracts	0	377

	$2,836,368	$2,841,094

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of January 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1. I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: March 15, 2013	Respectfully submitted,
New York, New York
/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

January 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$20,829,941	$3,901,803	$458,819	$(73,359)	$29,851	$25,147,055
83%	16%	2%	0%	0%	100%

Notes:

1	The post petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Company's accounts payable system. This summary does not include accruals for invoices not yet received or approved.

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

January 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:

Trade - Invoiced[2]	$18,183,624	$5,568,842	$5,961,013	$4,421,043	$5,093,335	$7,936,789	$47,164,646
Trade - Accrued and Unbilled[3]							$24,558,722
Trade - Pools[4]							$97,597,195
Allowance for Doubtful Receivables							$(2,882,273)
Accounts Receivable	$18,183,624	$5,568,842	$5,961,013	$4,421,043	$5,093,335	$7,936,789	$166,438,290
Percentage of Trade-Invoiced[5]	39%	12%	13%	9%	11%	17%	100%

Notes:

1	Days Aged is based on the date of invoice
2	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
3	Represents unbilled trade accounts receivables of the consolidated Company
4	Represents undistributed earnings receivable from the commercial pools in which the Company participates
5	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period January 1, 2013 through January 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X2
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3	X3

1 Certain chartered vessels have been redelivered to their respective owners in conjunction with the rejection of the related charter agreements as provided for under various contract rejection orders approved by the Bankruptcy Court.

2 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

3 See Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal For the Period January 1, 2013 through January 31, 2013

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

January 1, 2013 through January 31, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Account Balances as of January 31, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	Balance per Books as of January 31, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	$-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000
Goldmar Limited	98-0420772	JP Morgan Chase	USD	XXX-XX0622	-
Jademar Limited	98-0417939	JP Morgan Chase	USD	XXX-XX0932	-
Maple Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000
Oak Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	53,677,090
OSG Bulk Ships Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	3,599,297
OSG Bulk Ships Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,261,804)
OSG Bulk Ships Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	50,669,447
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	17,706
OSG International Inc.	98-0467117	HSBC	USD	XXXXX6923	3,096,844
OSG International Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	77,025,627
OSG International Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	-
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	-
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(51,816)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	8,323,015
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	107,003
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	88,605
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	83,865
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000
Overseas Shipholding Group Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,040,861
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	2,316
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	13
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	XX888	114,006,194
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	104,715,676
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	1,236,826
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	73,005,051
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000
Pearlmar Limited	98-0457140	JP Morgan Chase	USD	XXX-XX0940	-
Reymar Limited	98-0457131	JP Morgan Chase	USD	XXX-XX0533	-
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	48
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	4,633
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	5,071
Silvermar Limited	98-0420766	JP Morgan Chase	USD	XXX-XX00975	-
				TOTAL	$512,411,568

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and
Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

January 1, 2013 through January 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and
Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets.   In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

Monthly Operating Report

January 1, 2013 through January 31, 2013

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$2	$-	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	-	(4)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(51)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	657	973	(12)	(977)
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	657	973	(12)	(1,028)
Income/(loss) from Vessel Operations	(657)	(971)	12	1,023
Equity in Income/(loss) of Affiliated Companies	-	-	957	1,731
Operating Income/(loss)	(657)	(971)	969	2,754
Other Income/(expense)	520	1,332	(1,393)	(4,662)
Income/(loss) before Interest Expense and Income Taxes	(137)	362	(425)	(1,908)
Interest Expense	-	-	84	266
Income/(loss) before Reorganization Items and Income Taxes	(137)	362	(341)	(1,642)
Reorganization Items, net	5,903	14,460	-	-
Income/(loss) before Income Taxes	$(6,040)	$(14,099)	$(341)	$(1,642)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 34 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$403	$413
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	403	413
Operating Expenses:
Voyage expenses	-	-	44	51
Vessel expenses	8	(85)	187	935
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	260	662
General and administrative	1	66	-	-
(Gain)/loss on disposal of vessels	-	(4)	-	-
Total Operating Expenses	9	(23)	491	1,647
Income/(loss) from Vessel Operations	(9)	23	(88)	(1,234)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	23	(88)	(1,234)
Other Income/(expense)	(204)	(551)	-	-
Income/(loss) before Interest Expense and Income Taxes	(213)	(529)	(88)	(1,234)
Interest Expense	-	33	(107)	(276)
Income/(loss) before Reorganization Items and Income Taxes	(213)	(496)	(195)	(1,510)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(213)	$(496)	$(195)	$(1,510)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$466	$1,158
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	466	1,158
Operating Expenses:
Voyage expenses	-	-	-	1
Vessel expenses	5	14	176	508
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	210	533
General and administrative	-	61	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	5	75	386	1,042
Income/(loss) from Vessel Operations	(5)	(75)	81	116
Equity in Income/(loss) of Affiliated Companies	2,840	6,554	-	-
Operating Income/(loss)	2,835	6,479	81	116
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,835	6,479	81	116
Interest Expense	-	-	(14)	(38)
Income/(loss) before Reorganization Items and Income Taxes	2,835	6,479	66	78
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2,835	$6,479	$66	$78

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$510	$1,248	$-	$48
Time and bareboat charter revenues	-	0	297	1,290
Voyage charter revenues	-	(0)	5	5
	510	1,248	301	1,344
Operating Expenses:
Voyage expenses	-	(29)	18	157
Vessel expenses	149	428	26	267
Charter hire expenses	-	-	363	1,580
Depreciation and amortization	190	485	49	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	339	883	456	2,137
Income/(loss) from Vessel Operations	171	364	(154)	(793)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	171	364	(154)	(793)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	171	364	(154)	(793)
Interest Expense	(14)	(38)	-	-
Income/(loss) before Reorganization Items and Income Taxes	157	326	(154)	(793)
Reorganization Items, net	-	-	2,092	2,092
Income/(loss) before Income Taxes	$157	$326	$(2,247)	$(2,886)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$583	$1,267
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	583	1,267
Operating Expenses:
Voyage expenses	-	-	-	2
Vessel expenses	-	-	273	491
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	240	611
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	512	1,104
Income/(loss) from Vessel Operations	-	-	70	162
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	70	162
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	70	162
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	70	162
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$70	$162

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,085	2,949	-	-
	1,085	2,949	-	-
Operating Expenses:
Voyage expenses	617	1,630	-	-
Vessel expenses	229	539	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	173	455	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,019	2,624	-	-
Income/(loss) from Vessel Operations	66	325	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	66	325	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	66	325	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	66	325	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$66	$325	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Andromar Limited		Antigmar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$510	$1,256	$511	$1,248
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3	(14)	-	(74)
	514	1,242	511	1,174
Operating Expenses:
Voyage expenses	(0)	(0)	(0)	71
Vessel expenses	160	456	147	386
Charter hire expenses	-	-	-	-
Depreciation and amortization	193	492	179	455
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	353	948	325	913
Income/(loss) from Vessel Operations	160	294	186	261
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	160	294	186	261
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	160	294	186	261
Interest Expense	(14)	(38)	(14)	(38)
Income/(loss) before Reorganization Items and Income Taxes	146	256	171	223
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$146	$256	$171	$223

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,523	3,445
	-	(2)	1,523	3,445
Operating Expenses:
Voyage expenses	-	-	724	1,946
Vessel expenses	-	-	2	7
Charter hire expenses	-	-	643	1,402
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	1,369	3,354
Income/(loss) from Vessel Operations	-	(2)	153	91
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(2)	153	91
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(2)	153	91
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(2)	153	91
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(2)	$153	$91

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$465	$1,139	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	465	1,139	-	1
Operating Expenses:
Voyage expenses	-	(2)	-	-
Vessel expenses	146	452	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	514	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	348	964	-	-
Income/(loss) from Vessel Operations	117	174	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	117	174	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	117	174	-	1
Interest Expense	(14)	(38)	-	-
Income/(loss) before Reorganization Items and Income Taxes	103	136	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$103	$136	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	932	2,956	1,081	2,635
	932	2,956	1,081	2,635
Operating Expenses:
Voyage expenses	579	1,644	508	1,262
Vessel expenses	154	274	134	369
Charter hire expenses	-	-	-	-
Depreciation and amortization	195	497	136	347
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	928	2,415	778	1,978
Income/(loss) from Vessel Operations	4	541	303	656
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	4	541	303	656
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	4	541	303	656
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	4	541	303	656
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$4	$541	$303	$656

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$540	$1,368
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	690	2,460	-	-
	690	2,460	540	1,368
Operating Expenses:
Voyage expenses	476	1,414	26	49
Vessel expenses	5	11	312	796
Charter hire expenses	488	1,244	-	-
Depreciation and amortization	-	-	230	587
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	969	2,669	569	1,432
Income/(loss) from Vessel Operations	(279)	(209)	(29)	(64)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(279)	(209)	(29)	(64)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(279)	(209)	(29)	(64)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(279)	(209)	(29)	(64)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(279)	$(209)	$(29)	$(64)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$1	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	1	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	1	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	1	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	1	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	1	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$1	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	548	1,412	-	-
Voyage charter revenues	-	-	(22)	-
	548	1,408	(22)	-
Operating Expenses:
Voyage expenses	-	-	12	(33)
Vessel expenses	210	565	(60)	51
Charter hire expenses	545	1,389	-	-
Depreciation and amortization	5	25	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	(20)
Total Operating Expenses	760	1,979	(49)	(3)
Income/(loss) from Vessel Operations	(213)	(571)	27	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(213)	(571)	27	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(213)	(571)	27	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(213)	(571)	27	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(213)	$(571)	$27	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	377	970	401	1,056
Voyage charter revenues	-	-	-	3
	377	970	401	1,059
Operating Expenses:
Voyage expenses	11	27	10	26
Vessel expenses	184	541	144	441
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	499	197	503
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	391	1,068	352	969
Income/(loss) from Vessel Operations	(14)	(98)	49	89
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(14)	(98)	49	89
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(14)	(98)	49	89
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(14)	(98)	49	89
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(14)	$(98)	$49	$89

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$1	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,393	2,652
	-	1	1,393	2,652
Operating Expenses:
Voyage expenses	-	-	415	855
Vessel expenses	-	-	3	7
Charter hire expenses	-	-	504	1,284
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	921	2,146
Income/(loss) from Vessel Operations	-	1	471	506
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	1	471	506
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	1	471	506
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	1	471	506
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$1	$471	$506

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$15	$(7)	$500	$1,253
Time and bareboat charter revenues	388	988	-	-
Voyage charter revenues	(2)	(3)	-	-
	401	978	500	1,253
Operating Expenses:
Voyage expenses	11	(392)	-	-
Vessel expenses	159	404	5	11
Charter hire expenses	-	-	496	1,262
Depreciation and amortization	242	616	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	412	629	501	1,273
Income/(loss) from Vessel Operations	(11)	349	(0)	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(11)	349	(0)	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(11)	349	(0)	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(11)	349	(0)	(20)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(11)	$349	$(0)	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$(34)	$-	$1
Time and bareboat charter revenues	421	1,073	-	-
Voyage charter revenues	-	-	-	-
	421	1,039	-	1
Operating Expenses:
Voyage expenses	-	(3)	-	-
Vessel expenses	219	628	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	518	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	423	1,144	-	-
Income/(loss) from Vessel Operations	(2)	(105)	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(105)	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(105)	-	1
Interest Expense	(95)	(245)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(97)	(350)	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(97)	$(350)	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$762	$-	$284
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	762	-	284
Operating Expenses:
Voyage expenses	-	1	-	-
Vessel expenses	(0)	5	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(0)	1,418	-	975
Income/(loss) from Vessel Operations	0	(655)	-	(691)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(655)	-	(691)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(655)	-	(691)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(655)	-	(691)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$0	$(655)	$-	$(691)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$(9)	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(9)	-	1
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	(6)	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(6)	(5)	-	-
Income/(loss) from Vessel Operations	6	(4)	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	6	(4)	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	6	(4)	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	6	(4)	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$6	$(4)	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$(69)	$-	$(37)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(69)	-	(37)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(69)	-	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(69)	-	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(69)	-	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(69)	-	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(69)	$-	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$537	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	537	-	-
Operating Expenses:
Voyage expenses	(1)	(10)	-	-
Vessel expenses	(54)	316	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(56)	1,426	-	-
Income/(loss) from Vessel Operations	56	(889)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	56	(889)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	56	(889)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	56	(889)	-	-
Reorganization Items, net	36	1,940	-	-
Income/(loss) before Income Taxes	$20	$(2,829)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$286	$612	$292	$769
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	286	612	292	769
Operating Expenses:
Voyage expenses	-	-	-	(8)
Vessel expenses	267	527	194	580
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	354	202	512
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	406	881	395	1,084
Income/(loss) from Vessel Operations	(120)	(269)	(104)	(315)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(120)	(269)	(104)	(315)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(120)	(269)	(104)	(315)
Interest Expense	-	-	(95)	(244)
Income/(loss) before Reorganization Items and Income Taxes	(120)	(269)	(198)	(558)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(120)	$(269)	$(198)	$(558)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	372	908	-	-
Voyage charter revenues	-	-	-	-
	372	908	-	-
Operating Expenses:
Voyage expenses	5	11	-	-
Vessel expenses	5	11	-	-
Charter hire expenses	372	(134)	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	381	(111)	-	-
Income/(loss) from Vessel Operations	(9)	1,019	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	1,019	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	1,019	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	1,019	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(9)	$1,019	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$386	$605	$-	$2
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1	1	-	-
	387	606	-	2
Operating Expenses:
Voyage expenses	42	80	-	-
Vessel expenses	398	918	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	322	820	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	762	1,818	-	-
Income/(loss) from Vessel Operations	(375)	(1,212)	-	2
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(375)	(1,212)	-	2
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(375)	(1,212)	-	2
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(375)	(1,212)	-	2
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(375)	$(1,212)	$-	$2

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Front President Inc.		Goldmar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$345	$1,234	$532	$1,183
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	345	1,234	532	1,183
Operating Expenses:
Voyage expenses	-	18	1	2
Vessel expenses	189	710	254	670
Charter hire expenses	-	-	-	-
Depreciation and amortization	366	923	210	533
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	556	1,651	465	1,205
Income/(loss) from Vessel Operations	(210)	(417)	67	(22)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(210)	(417)	67	(22)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(210)	(417)	67	(22)
Interest Expense	(176)	(457)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(387)	(874)	67	(22)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(387)	$(874)	$67	$(22)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$292	$698	$470	$1,151
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	292	698	470	1,151
Operating Expenses:
Voyage expenses	-	(8)	-	-
Vessel expenses	195	516	2	6
Charter hire expenses	558	1,326	434	1,106
Depreciation and amortization	6	26	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	759	1,859	436	1,112
Income/(loss) from Vessel Operations	(467)	(1,161)	34	39
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(467)	(1,161)	34	39
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(467)	(1,161)	34	39
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(467)	(1,161)	34	39
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(467)	$(1,161)	$34	$39

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	International Seaways, Inc.		Jademar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$1,665	$3,921	$540	$1,125
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3
	1,665	3,921	540	1,128
Operating Expenses:
Voyage expenses	6	90	5	7
Vessel expenses	18	40	203	468
Charter hire expenses	2,185	4,958	-	-
Depreciation and amortization	-	-	214	552
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	1	-	-
Total Operating Expenses	2,209	5,089	423	1,027
Income/(loss) from Vessel Operations	(544)	(1,167)	117	101
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(544)	(1,167)	117	101
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(544)	(1,167)	117	101
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(544)	(1,167)	117	101
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(544)	$(1,167)	$117	$101

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	0	5	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	0	5	-	-
Income/(loss) from Vessel Operations	(0)	(5)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(5)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(5)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(5)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(0)	$(5)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,067	2,274	542	1,776
	1,067	2,274	542	1,776
Operating Expenses:
Voyage expenses	535	1,458	342	971
Vessel expenses	174	395	164	493
Charter hire expenses	403	1,027	-	-
Depreciation and amortization	32	82	118	300
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,144	2,962	624	1,763
Income/(loss) from Vessel Operations	(76)	(688)	(82)	14
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(76)	(688)	(82)	14
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(76)	(688)	(82)	14
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(76)	(688)	(82)	14
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(76)	$(688)	$(82)	$14

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,108	2,689	528	1,282
	1,108	2,689	528	1,282
Operating Expenses:
Voyage expenses	803	1,619	52	396
Vessel expenses	3	12	156	395
Charter hire expenses	490	1,248	-	-
Depreciation and amortization	-	-	185	471
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,296	2,879	393	1,262
Income/(loss) from Vessel Operations	(188)	(190)	135	20
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(188)	(190)	135	20
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(188)	(190)	135	20
Interest Expense	-	-	(50)	(143)
Income/(loss) before Reorganization Items and Income Taxes	(188)	(190)	86	(123)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(188)	$(190)	$86	$(123)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	57	1,797	1,007	2,595
	57	1,797	1,007	2,595
Operating Expenses:
Voyage expenses	(10)	888	629	1,540
Vessel expenses	16	306	184	560
Charter hire expenses	187	765	-	-
Depreciation and amortization	170	437	296	617
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	363	2,396	1,110	2,717
Income/(loss) from Vessel Operations	(305)	(599)	(103)	(123)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(305)	(599)	(103)	(123)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(305)	(599)	(103)	(123)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(305)	(599)	(103)	(123)
Reorganization Items, net	2,229	2,502	-	-
Income/(loss) before Income Taxes	$(2,535)	$(3,101)	$(103)	$(123)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$557	$1,449
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	557	1,449
Operating Expenses:
Voyage expenses	4	4	(1)	90
Vessel expenses	25	38	333	853
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	373	938
General and administrative	0	0	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	28	42	705	1,880
Income/(loss) from Vessel Operations	(28)	(42)	(148)	(431)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(28)	(42)	(148)	(431)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(28)	(42)	(148)	(431)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(28)	(42)	(148)	(431)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(28)	$(42)	$(148)	$(431)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Maple Tanker Corporation		Maremar Product Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$611	$1,282	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	611	1,282	-	-
Operating Expenses:
Voyage expenses	5	34	-	-
Vessel expenses	223	659	6	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	1,154	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	683	1,848	6	3
Income/(loss) from Vessel Operations	(72)	(566)	(6)	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(72)	(566)	(6)	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(72)	(566)	(6)	(3)
Interest Expense	(222)	(575)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(294)	(1,141)	(6)	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(294)	$(1,141)	$(6)	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,042	2,377	-	-
	1,042	2,377	-	-
Operating Expenses:
Voyage expenses	571	1,423	-	-
Vessel expenses	189	612	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	228	581	-	-
General and administrative	0	5	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	988	2,621	-	-
Income/(loss) from Vessel Operations	54	(244)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	54	(244)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	54	(244)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	54	(244)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$54	$(244)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,316	3,185	-	-
	1,316	3,185	-	-
Operating Expenses:
Voyage expenses	707	1,637	-	-
Vessel expenses	192	452	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	356	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,039	2,445	-	-
Income/(loss) from Vessel Operations	277	741	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	277	741	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	277	741	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	277	741	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$277	$741	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,050	4,385	37	944
	2,050	4,385	37	944
Operating Expenses:
Voyage expenses	855	1,918	(37)	429
Vessel expenses	452	873	90	405
Charter hire expenses	-	-	-	613
Depreciation and amortization	169	430	-	172
General and administrative	18	42	-	-
(Gain)/loss on disposal of vessels	-	19	-	-
Total Operating Expenses	1,494	3,283	53	1,619
Income/(loss) from Vessel Operations	557	1,102	(16)	(675)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	557	1,102	(16)	(675)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	557	1,102	(16)	(675)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	557	1,102	(16)	(675)
Reorganization Items, net	-	-	28	175
Income/(loss) before Income Taxes	$557	$1,102	$(44)	$(850)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Oak Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$555	$743	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	555	746	-	-
Operating Expenses:
Voyage expenses	11	68	-	-
Vessel expenses	244	597	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	1,156	-	-
General and administrative	0	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	710	1,821	-	-
Income/(loss) from Vessel Operations	(155)	(1,074)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(155)	(1,074)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(155)	(1,074)	-	-
Interest Expense	(227)	(589)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(382)	(1,663)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(382)	$(1,663)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$249	$351	$-	$-
Time and bareboat charter revenues	-	-	760	1,936
Voyage charter revenues	-	-	3	23
	249	351	762	1,958
Operating Expenses:
Voyage expenses	0	0	12	25
Vessel expenses	306	540	35	90
Charter hire expenses	-	-	-	-
Depreciation and amortization	376	750	201	512
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	682	1,291	248	628
Income/(loss) from Vessel Operations	(433)	(939)	514	1,331
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(433)	(939)	514	1,331
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(433)	(939)	514	1,331
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(433)	(939)	514	1,331
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(433)	$(939)	$514	$1,331

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG 209 LLC		OSG 214 LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	798	2,030	699	1,794
Voyage charter revenues	2	19	82	162
	800	2,049	781	1,955
Operating Expenses:
Voyage expenses	11	31	91	179
Vessel expenses	50	101	117	150
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	478	233	594
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	248	610	441	923
Income/(loss) from Vessel Operations	552	1,440	340	1,032
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	552	1,440	340	1,032
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	552	1,440	340	1,032
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	552	1,440	340	1,032
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$552	$1,440	$340	$1,032

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG 215 Corporation		OSG 242 LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	2,713
Voyage charter revenues	-	-	21	942
	-	-	1,416	3,655
Operating Expenses:
Voyage expenses	-	-	25	366
Vessel expenses	-	-	31	97
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	215	547
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	271	1,010
Income/(loss) from Vessel Operations	-	-	1,146	2,645
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,146	2,645
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,146	2,645
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,146	2,645
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$1,146	$2,645

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG 243 LLC		OSG 244 LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	868	2,212
Voyage charter revenues	1,761	2,406	1	28
	1,761	2,406	869	2,240
Operating Expenses:
Voyage expenses	91	187	12	29
Vessel expenses	43	135	49	129
Charter hire expenses	-	-	-	-
Depreciation and amortization	572	871	230	587
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	706	1,193	291	745
Income/(loss) from Vessel Operations	1,054	1,213	578	1,495
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,054	1,213	578	1,495
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,054	1,213	578	1,495
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,054	1,213	578	1,495
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,054	$1,213	$578	$1,495

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG 252 LLC		OSG 254 LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,424	4,280	895	1,827
	1,424	4,280	895	1,827
Operating Expenses:
Voyage expenses	495	1,239	18	14
Vessel expenses	29	47	260	324
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	611	261	733
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	763	1,897	540	1,071
Income/(loss) from Vessel Operations	661	2,383	355	756
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	661	2,383	355	756
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	661	2,383	355	756
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	661	2,383	355	756
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$661	$2,383	$355	$756

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG 300 LLC		OSG 400 LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	7	7
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	7	7
Income/(loss) from Vessel Operations	-	-	(7)	(7)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(7)	(7)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(7)	(7)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(7)	(7)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(7)	$(7)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG America L.P.		OSG America LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	984	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	983	-	-
Income/(loss) from Vessel Operations	(383)	(983)	-	-
Equity in Income/(loss) of Affiliated Companies	108	2,614	-	-
Operating Income/(loss)	(275)	1,631	-	-
Other Income/(expense)	5	9	-	-
Income/(loss) before Interest Expense and Income Taxes	(271)	1,640	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(271)	1,640	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(271)	$1,640	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	238	574
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	191
General and administrative	-	-	7	17
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	320	781
Income/(loss) from Vessel Operations	-	-	(320)	(781)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(320)	(781)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(320)	(781)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(320)	(781)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(320)	$(781)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	224	588
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	198
General and administrative	-	-	7	18
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	309	805
Income/(loss) from Vessel Operations	-	-	(309)	(805)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(309)	(805)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(309)	(805)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(309)	(805)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(309)	$(805)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3,412	9,843	-	-
	3,412	9,843	-	-
Operating Expenses:
Voyage expenses	900	2,239	-	-
Vessel expenses	1,026	2,348	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,109	2,821	-	-
General and administrative	24	48	-	-
(Gain)/loss on disposal of vessels	-	-	-	27
Total Operating Expenses	3,058	7,456	-	27
Income/(loss) from Vessel Operations	354	2,387	-	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	354	2,387	-	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	354	2,387	-	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	354	2,387	-	(27)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$354	$2,387	$-	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	199	518
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	83	211
General and administrative	-	-	7	17
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	289	746
Income/(loss) from Vessel Operations	-	-	(289)	(746)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(289)	(746)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(289)	(746)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(289)	(746)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(289)	$(746)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	250	577	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	282	-	-
General and administrative	7	17	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	367	875	-	-
Income/(loss) from Vessel Operations	(367)	(875)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(367)	(875)	-	-
Other Income/(expense)	-	-	-	(3)
Income/(loss) before Interest Expense and Income Taxes	(367)	(875)	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(367)	(875)	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(367)	$(875)	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Freedom LLC		OSG Honour LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	4	8	229	581
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	59	152
General and administrative	-	-	7	18
(Gain)/loss on disposal of vessels	-	1,038	-	-
Total Operating Expenses	4	1,336	296	751
Income/(loss) from Vessel Operations	(4)	(1,336)	(296)	(751)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(4)	(1,336)	(296)	(751)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(4)	(1,336)	(296)	(751)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(4)	(1,336)	(296)	(751)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(4)	$(1,336)	$(296)	$(751)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	7	-	-
Vessel expenses	227	514	337	740
Charter hire expenses	-	-	-	-
Depreciation and amortization	226	301	78	333
General and administrative	8	17	7	18
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	461	838	422	1,091
Income/(loss) from Vessel Operations	(461)	(838)	(422)	(1,091)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(461)	(838)	(422)	(1,091)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(461)	(838)	(422)	(1,091)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(461)	(838)	(422)	(1,091)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(461)	$(838)	$(422)	$(1,091)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	8,286	24,448
	-	-	8,286	24,448
Operating Expenses:
Voyage expenses	-	-	4,932	16,307
Vessel expenses	-	-	835	1,827
Charter hire expenses	-	-	2,187	7,347
Depreciation and amortization	-	-	680	1,673
General and administrative	-	-	269	575
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	8,903	27,730
Income/(loss) from Vessel Operations	-	-	(618)	(3,282)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(618)	(3,282)
Other Income/(expense)	-	-	1	1
Income/(loss) before Interest Expense and Income Taxes	-	-	(617)	(3,280)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(617)	(3,280)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(617)	$(3,280)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	January 1 - 31, 2013	November 14, 2012 – January 31, 2013	January 1 - 31, 2013	November 14, 2012 – January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	January 1 - 31, 2013	November 14, 2012 – January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	17
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	6	17
Income/(loss) from Vessel Operations	-	-	(6)	(17)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(6)	(17)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(6)	(17)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(6)	(17)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(6)	$(17)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$561	$1,310
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	718	2,356
	-	-	1,279	3,666
Operating Expenses:
Voyage expenses	-	-	277	1,288
Vessel expenses	213	548	7	21
Charter hire expenses	-	-	1,142	2,909
Depreciation and amortization	71	183	-	-
General and administrative	7	17	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	291	748	1,426	4,219
Income/(loss) from Vessel Operations	(291)	(748)	(146)	(553)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(291)	(748)	(146)	(553)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(291)	(748)	(146)	(553)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(291)	(748)	(146)	(553)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(291)	$(748)	$(146)	$(553)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	5
Total Operating Expenses	-	-	-	5
Income/(loss) from Vessel Operations	-	-	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	290	750
General and administrative	-	-	4,206	8,570
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	4,496	9,320
Income/(loss) from Vessel Operations	-	0	(4,496)	(9,320)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,496)	(9,320)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,496)	(9,320)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,496)	(9,320)
Reorganization Items, net	-	-	-	1
Income/(loss) before Income Taxes	$-	$0	$(4,496)	$(9,321)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,736	4,424	1,651	4,207
Voyage charter revenues	2	2	8	26
	1,738	4,426	1,659	4,232
Operating Expenses:
Voyage expenses	24	58	29	75
Vessel expenses	555	1,471	607	1,479
Charter hire expenses	785	2,027	773	1,994
Depreciation and amortization	8	21	34	87
General and administrative	18	43	18	44
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,391	3,621	1,462	3,679
Income/(loss) from Vessel Operations	348	806	197	554
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	348	806	197	554
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	348	806	197	554
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	348	806	197	554
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$348	$806	$197	$554

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	3,693	-	-
Voyage charter revenues	-	-	-	-
	1,449	3,693	-	-
Operating Expenses:
Voyage expenses	6	15	-	-
Vessel expenses	621	1,489	(3)	(3)
Charter hire expenses	735	1,895	-	-
Depreciation and amortization	62	159	-	-
General and administrative	18	43	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,442	3,602	(3)	(3)
Income/(loss) from Vessel Operations	8	92	3	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	92	3	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	8	92	3	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	8	92	3	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$8	$92	$3	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,442	3,674	1,442	3,666
Voyage charter revenues	-	-	7	7
	1,442	3,674	1,448	3,673
Operating Expenses:
Voyage expenses	12	31	19	37
Vessel expenses	569	1,423	561	1,490
Charter hire expenses	736	1,897	739	1,906
Depreciation and amortization	49	124	50	127
General and administrative	18	43	18	43
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,383	3,518	1,386	3,603
Income/(loss) from Vessel Operations	59	156	63	69
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	59	156	63	69
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	59	156	63	69
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	59	156	63	69
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$59	$156	$63	$69

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,655	4,181	-	-
Voyage charter revenues	8	26	-	-
	1,663	4,207	-	-
Operating Expenses:
Voyage expenses	30	82	-	-
Vessel expenses	618	1,551	5	5
Charter hire expenses	784	1,999	-	-
Depreciation and amortization	12	30	-	-
General and administrative	18	44	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,462	3,706	5	5
Income/(loss) from Vessel Operations	201	501	(5)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	201	501	(5)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	201	501	(5)	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	201	501	(5)	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$201	$501	$(5)	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	3,575	1,651	4,207
Voyage charter revenues	-	-	3	21
	1,403	3,575	1,654	4,228
Operating Expenses:
Voyage expenses	6	15	27	80
Vessel expenses	524	1,394	597	1,425
Charter hire expenses	742	1,916	774	1,997
Depreciation and amortization	20	52	48	123
General and administrative	18	42	18	44
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,309	3,420	1,463	3,668
Income/(loss) from Vessel Operations	93	155	191	560
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	93	155	191	560
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	93	155	191	560
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	93	155	191	560
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$93	$155	$191	$560

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	-	-
Income/(loss) from Vessel Operations	-	0	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$0	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,341	10,971
Voyage charter revenues	-	-	-	-
	-	-	4,341	10,971
Operating Expenses:
Voyage expenses	-	-	31	81
Vessel expenses	-	3	1,155	2,931
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	909	2,337
General and administrative	-	-	37	88
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	3	2,131	5,437
Income/(loss) from Vessel Operations	-	(3)	2,210	5,534
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,210	5,534
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,210	5,534
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,210	5,534
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(3)	$2,210	$5,534

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,798	4,582	1,953	4,389
Voyage charter revenues	3	6	-	-
	1,801	4,588	1,953	4,389
Operating Expenses:
Voyage expenses	25	64	25	56
Vessel expenses	589	1,431	600	1,438
Charter hire expenses	811	2,070	747	1,904
Depreciation and amortization	2	6	(3)	26
General and administrative	17	43	18	43
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,445	3,613	1,387	3,467
Income/(loss) from Vessel Operations	356	975	566	922
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	356	975	566	922
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	356	975	566	922
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	356	975	566	922
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$356	$975	$566	$922

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Pearlmar Limited		Petromar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$560	$1,246	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	2	630	1,939
	560	1,248	630	1,939
Operating Expenses:
Voyage expenses	0	2	393	1,097
Vessel expenses	210	832	137	380
Charter hire expenses	-	-	-	-
Depreciation and amortization	219	557	172	438
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	428	1,391	701	1,915
Income/(loss) from Vessel Operations	132	(143)	(71)	24
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	132	(143)	(71)	24
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	132	(143)	(71)	24
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	132	(143)	(71)	24
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$132	$(143)	$(71)	$24

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,027	2,314	1,006	2,454
	1,027	2,314	1,006	2,454
Operating Expenses:
Voyage expenses	498	1,459	598	1,635
Vessel expenses	2	27	3	10
Charter hire expenses	507	1,292	507	1,292
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,007	2,777	1,109	2,937
Income/(loss) from Vessel Operations	20	(463)	(103)	(483)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	20	(463)	(103)	(483)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	20	(463)	(103)	(483)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	20	(463)	(103)	(483)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$20	$(463)	$(103)	$(483)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$297	$960
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(2)	10	-	4
	(2)	10	297	964
Operating Expenses:
Voyage expenses	0	3	-	2
Vessel expenses	(78)	86	748	1,027
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	503
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(78)	89	945	1,532
Income/(loss) from Vessel Operations	76	(79)	(648)	(568)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	76	(79)	(648)	(568)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	76	(79)	(648)	(568)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	76	(79)	(648)	(568)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$76	$(79)	$(648)	$(568)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	902	1,332	4	1,008
	902	1,788	4	1,008
Operating Expenses:
Voyage expenses	441	664	(15)	513
Vessel expenses	6	12	(1)	347
Charter hire expenses	491	1,161	68	626
Depreciation and amortization	-	-	36	81
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	938	1,837	87	1,566
Income/(loss) from Vessel Operations	(36)	(50)	(84)	(559)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(36)	(50)	(84)	(559)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(36)	(50)	(84)	(559)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(36)	(50)	(84)	(559)
Reorganization Items, net	-	-	(1,869)	(1,827)
Income/(loss) before Income Taxes	$(36)	$(50)	$1,785	$1,269

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$653	$1,061	$-	$-
Time and bareboat charter revenues	-	-	372	948
Voyage charter revenues	-	-	-	2
	653	1,061	372	950
Operating Expenses:
Voyage expenses	1	100	11	25
Vessel expenses	254	687	255	606
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	581	216	541
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	459	1,368	481	1,172
Income/(loss) from Vessel Operations	194	(307)	(109)	(222)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	194	(307)	(109)	(222)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	194	(307)	(109)	(222)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	194	(307)	(109)	(222)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$194	$(307)	$(109)	$(222)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Rubymar Limited		Sakura Transport Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$782	$1,450
Time and bareboat charter revenues	290	739	-	-
Voyage charter revenues	-	-	-	-
	290	739	782	1,450
Operating Expenses:
Voyage expenses	-	(0)	66	108
Vessel expenses	(0)	2	172	609
Charter hire expenses	-	-	-	-
Depreciation and amortization	206	530	249	636
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	206	532	487	1,352
Income/(loss) from Vessel Operations	84	207	295	97
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	84	207	295	97
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	84	207	295	97
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	84	207	295	97
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$84	$207	$295	$97

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	388	988	-	-
Voyage charter revenues	-	(5)	1,040	3,602
	388	982	1,040	3,602
Operating Expenses:
Voyage expenses	17	36	608	1,411
Vessel expenses	167	373	313	748
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	470	169	438
General and administrative	-	-	17	36
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	368	879	1,107	2,633
Income/(loss) from Vessel Operations	19	103	(67)	969
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	103	(67)	969
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	19	103	(67)	969
Interest Expense	(45)	(132)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(25)	(28)	(67)	969
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(25)	$(28)	$(67)	$969

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$(36)	$535	$286	$595
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	623	926	-	-
	587	1,460	286	595
Operating Expenses:
Voyage expenses	489	685	3	(6)
Vessel expenses	179	411	197	661
Charter hire expenses	282	906	-	-
Depreciation and amortization	17	42	142	363
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	967	2,045	341	1,019
Income/(loss) from Vessel Operations	(380)	(584)	(55)	(424)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(380)	(584)	(55)	(424)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(380)	(584)	(55)	(424)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(380)	(584)	(55)	(424)
Reorganization Items, net	5	5	-	-
Income/(loss) before Income Taxes	$(385)	$(589)	$(55)	$(424)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$286	$543	$501	$1,248
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	286	543	501	1,248
Operating Expenses:
Voyage expenses	-	-	2	5
Vessel expenses	259	950	148	411
Charter hire expenses	-	-	403	1,027
Depreciation and amortization	315	803	17	36
General and administrative	(0)	33	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	574	1,785	570	1,479
Income/(loss) from Vessel Operations	(288)	(1,242)	(70)	(231)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(288)	(1,242)	(70)	(231)
Other Income/(expense)	-	0	-	-
Income/(loss) before Interest Expense and Income Taxes	(288)	(1,242)	(70)	(231)
Interest Expense	(29)	(77)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(317)	(1,319)	(70)	(231)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(317)	$(1,319)	$(70)	$(231)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$543	$1,130	$-	$(38)
Time and bareboat charter revenues	-	-	421	1,073
Voyage charter revenues	-	-	-	-
	543	1,130	421	1,035
Operating Expenses:
Voyage expenses	2	3	-	-
Vessel expenses	238	568	273	688
Charter hire expenses	-	-	-	-
Depreciation and amortization	214	541	139	354
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	454	1,113	412	1,043
Income/(loss) from Vessel Operations	89	18	9	(7)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	89	18	9	(7)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	89	18	9	(7)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	89	18	9	(7)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$89	$18	$9	$(7)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	434	1,106
Voyage charter revenues	832	2,440	-	-
	832	2,440	434	1,106
Operating Expenses:
Voyage expenses	556	1,669	-	-
Vessel expenses	213	509	2	6
Charter hire expenses	-	-	434	1,106
Depreciation and amortization	114	290	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	883	2,467	436	1,112
Income/(loss) from Vessel Operations	(52)	(27)	(2)	(6)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(52)	(27)	(2)	(6)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(52)	(27)	(2)	(6)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(52)	(27)	(2)	(6)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(52)	$(27)	$(2)	$(6)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$1,456	$4,846	$536	$1,155
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,456	4,846	536	1,155
Operating Expenses:
Voyage expenses	(283)	(282)	3	10
Vessel expenses	19	45	165	533
Charter hire expenses	2,279	5,820	552	1,407
Depreciation and amortization	-	-	11	29
General and administrative	136	173	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2,151	5,756	732	1,978
Income/(loss) from Vessel Operations	(695)	(909)	(196)	(823)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(695)	(909)	(196)	(823)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(695)	(909)	(196)	(823)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(695)	(909)	(196)	(823)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(695)	$(909)	$(196)	$(823)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$338	$835
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	338	835
Operating Expenses:
Voyage expenses	-	-	6	40
Vessel expenses	-	-	206	631
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	684
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	481	1,355
Income/(loss) from Vessel Operations	-	-	(143)	(521)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(143)	(521)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(143)	(521)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(143)	(521)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(143)	$(521)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$504	$1,174
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	504	1,174
Operating Expenses:
Voyage expenses	-	-	3	3
Vessel expenses	-	-	208	460
Charter hire expenses	-	-	551	1,404
Depreciation and amortization	-	-	11	29
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	773	1,896
Income/(loss) from Vessel Operations	-	-	(269)	(721)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(269)	(721)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(269)	(721)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(269)	(721)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(269)	$(721)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$513	$1,210
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	23	(8)
	-	-	536	1,202
Operating Expenses:
Voyage expenses	-	-	1	(31)
Vessel expenses	-	-	4	14
Charter hire expenses	-	-	500	1,272
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	505	1,256
Income/(loss) from Vessel Operations	-	-	31	(54)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	31	(54)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	31	(54)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	31	(54)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$31	$(54)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(10)	$(27)
Time and bareboat charter revenues	-	-	442	1,127
Voyage charter revenues	-	-	-	-
	-	-	432	1,100
Operating Expenses:
Voyage expenses	-	-	8	30
Vessel expenses	-	-	4	11
Charter hire expenses	-	-	442	1,127
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	455	1,168
Income/(loss) from Vessel Operations	-	-	(22)	(67)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(22)	(67)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(22)	(67)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(22)	(67)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(22)	$(67)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,052	2,647
	-	-	1,052	2,647
Operating Expenses:
Voyage expenses	-	-	433	1,304
Vessel expenses	-	-	2	1
Charter hire expenses	-	-	549	1,305
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	984	2,609
Income/(loss) from Vessel Operations	-	-	69	38
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	69	38
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	69	38
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	69	38
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$69	$38

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$19,055	$46,191
Time and bareboat charter revenues	-	-	30,189	76,383
Voyage charter revenues	-	-	39,216	105,415
	-	-	88,459	227,989
Operating Expenses:
Voyage expenses	-	-	18,913	54,320
Vessel expenses	-	-	23,115	59,507
Charter hire expenses	-	-	26,187	72,105
Depreciation and amortization	-	-	17,232	43,522
General and administrative	-	-	5,587	10,267
(Gain)/loss on disposal of vessels	-	-	-	1,065
Total Operating Expenses	-	-	91,035	240,787
Income/(loss) from Vessel Operations	-	-	(2,576)	(12,798)
Equity in Income/(loss) of Affiliated Companies	-	-	3,905	10,898
Operating Income/(loss)	-	-	1,329	(1,899)
Other Income/(expense)	-	-	(1,072)	(3,874)
Income/(loss) before Interest Expense and Income Taxes	-	-	257	(5,773)
Interest Expense	-	-	(1,034)	(2,628)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(777)	(8,401)
Reorganization Items, net	-	-	8,425	19,349
Income/(loss) before Income Taxes	$-	$-	$(9,201)	$(27,750)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Eliminations		Consolidated Debtors
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$(16)	$(242)	$19,039	$45,949
Time and bareboat charter revenues	(1,388)	(3,556)	28,800	72,827
Voyage charter revenues	-	-	39,216	105,415
	(1,404)	(3,799)	87,055	224,190
Operating Expenses:
Voyage expenses	-	-	18,913	54,320
Vessel expenses	-	-	23,115	59,507
Charter hire expenses	(1,404)	(3,799)	24,783	68,306
Depreciation and amortization	-	-	17,232	43,522
General and administrative	-	-	5,587	10,267
(Gain)/loss on disposal of vessels	-	-	-	1,065
Total Operating Expenses	(1,404)	(3,799)	89,631	236,988
Income/(loss) from Vessel Operations	-	-	(2,576)	(12,798)
Equity in Income/(loss) of Affiliated Companies	-	-	3,905	10,898
Operating Income/(loss)	-	-	1,329	(1,899)
Other Income/(expense)	-	-	(1,072)	(3,874)
Income/(loss) before Interest Expense and Income Taxes	-	-	257	(5,773)
Interest Expense	-	-	(1,034)	(2,628)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(777)	(8,401)
Reorganization Items, net	-	-	8,425	19,349
Income/(loss) before Income Taxes	$-	$-	$(9,201)	$(27,750)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Total Non-Debtors		Eliminations
($000s)	January 1 - 31, 2013	November 14, 2012 - January 31, 2013	January 1 - 31, 2013	November 14, 2012 - January 31, 2013

Shipping Revenues:

Pool revenues	$-	$(33)
Time and bareboat charter revenues	-	47
Voyage charter revenues	-	-
	-	14	-	-
Operating Expenses:
Voyage expenses	(79)	(295)
Vessel expenses	0	1,343
Charter hire expenses	2	244
Depreciation and amortization	(61)	(146)
General and administrative	1,926	5,620
(Gain)/loss on disposal of vessels	6	6
Total Operating Expenses	1,793	6,771	-	-
Income/(loss) from Vessel Operations	(1,793)	(6,756)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-
Operating Income/(loss)	(1,793)	(6,756)	-	-
Other Income/(expense)	1,098	4,102
Income/(loss) before Interest Expense and Income Taxes	(695)	(2,655)	-	-
Interest Expense	-	0
Income/(loss) before Reorganization Items and Income Taxes	(695)	(2,655)	-	-
Reorganization Items, net	-	-
Income/(loss) before Income Taxes	$(695)	$(2,655)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from January 1 -31, 2013 and from November 14, 2012 through January 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	January 1 - 31, 2013	November 14, 2012 – January 31, 2013

Shipping Revenues:

Pool revenues	$19,039	$45,916
Time and bareboat charter revenues	28,800	72,874
Voyage charter revenues	39,217	105,415
	87,056	224,205
Operating Expenses:
Voyage expenses	18,834	54,025
Vessel expenses	23,116	60,850
Charter hire expenses	24,786	68,550
Depreciation and amortization	17,170	43,376
General and administrative	7,513	15,887
(Gain)/loss on disposal of vessels	5	1,070
Total Operating Expenses	91,424	243,758
Income/(loss) from Vessel Operations	(4,368)	(19,553)
Equity in Income/(loss) of Affiliated Companies	3,905	10,898
Operating Income/(loss)	(463)	(8,655)
Other Income/(expense)	26	228
Income/(loss) before Interest Expense and Income Taxes	(437)	(8,427)
Interest Expense	(1,034)	(2,628)
Income/(loss) before Reorganization Items and Income Taxes	(1,471)	(11,055)
Reorganization Items, net	8,425	19,349
Income/(loss) before Income Taxes	$(9,896)	$(30,404)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$317,012	$3,986	$80,122	$46,300	$53,007	$-	$-	$-	$-
Voyage receivables	530	239	(990)	(994)	-	-	2,611	2,492	-	-
Other receivables	26,385	26,351	13,363	12,543	746	168	27	42	(1)	(1)
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	12,887	(133)	74	-	-	75	117	18	105
Total Current Assets	363,738	356,488	16,227	91,745	47,046	53,175	2,713	2,652	18	104
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	50,020	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	2,110	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	52,129	-	-
Investments in Affiliated Companies	38	38	(2,998)	9,794	-	-	-	-	231,376	239,144
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	268,680	180,732	110,779	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	331,409	339,231	338,894	986,889	986,889	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors		55		1,216		-		-		-
Post-petition Intercompany receivables from debtors		5,237		26,316		7,469		-		-
Other Assets	0	0	6	17	237	329	257	241	-	-
Total Assets	$1,789,319	$1,788,746	$4,057,090	$4,102,627	$2,550,477	$2,564,168	$72,103	$71,358	$495,057	$502,912

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	12,337	-	(789)	55	1,838	1,150	1,087	-	-
Total Current Liabilities Not Subject to Compromise	8,019	12,337	-	(789)	55	1,838	1,150	1,087	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		75,782		49,511		-		-
Post-petition intercompany payables to non-debtors		-		2,797		-		-		-
Post-petition intercompany payables to other debtors		3,512		33,722		10,433		171		31
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	1,808	1,832	-	-	43	29
Total Liabilities Not Subject to Compromise	8,019	15,849	-	111,513	1,863	63,614	1,150	1,258	43	60

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	1,044	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,365	59,365	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	29,814	1,932,666	1,932,409	1,079,606	1,079,606	-	-	39	39
Other liabilities	2,231,657	2,231,673	509	509	403	1,935	47,270	47,532	-	-
Total Liabilities Subject to Compromise	2,274,068	2,274,165	2,478,631	2,403,374	1,189,407	1,141,950	75,397	75,659	56	56

Total Liabilities	2,282,087	2,290,014	2,478,631	2,514,887	1,191,270	1,205,564	76,547	76,917	99	116
Equity:
Total Equity	(492,769)	(501,268)	1,578,459	1,587,740	1,359,207	1,358,604	(4,444)	(5,559)	494,959	502,796
Total Liabilities and Equity	$1,789,319	$1,788,746	$4,057,090	$4,102,627	$2,550,477	$2,564,168	$72,103	$71,358	$495,057	$502,912

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,643	153	1,346	2,957	6,667	(62)	(62)	2,562	2,707
Other receivables	11	(6)	(24)	(9)	2,741	131	131	131	6	29
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	34	21	35	528	492	-	-	388	43
Total Current Assets	1,579	1,671	150	1,371	6,226	7,290	69	69	2,995	2,779
Vessels and other property, less accumulated depreciation	34,822	34,399	34,750	34,330	228	-	-	-	51,954	51,444
Deferred drydock expenditures, net	674	629	401	337	1,800	-	-	-	1,747	1,646
Total Vessels, Deferred Drydock and Other Property	35,496	35,028	35,151	34,667	2,028	-	-	-	53,701	53,090
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		471		-		-		-		1,097
Other Assets	53	85	67	31	55	-	-	-	(1)	(1)
Total Assets	$41,358	$41,485	$43,893	$44,594	$14,825	$13,806	$707	$707	$64,121	$64,391

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	58	708	729	116	268	-	-	41	148
Total Current Liabilities Not Subject to Compromise	44	58	708	729	116	268	-	-	41	148

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		319		1,715		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	58	708	1,048	116	1,983	-	-	41	148

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,950	19,985	19,950	19,985	-	-	-	-	-	-
Total Liabilities Subject to Compromise	27,006	27,041	27,878	27,912	29,620	29,620	147	147	6,325	6,325

Total Liabilities	27,050	27,099	28,586	28,960	29,736	31,603	147	147	6,366	6,473
Equity:
Total Equity	14,308	14,386	15,308	15,634	(14,912)	(17,798)	560	560	57,755	57,918
Total Liabilities and Equity	$41,358	$41,485	$43,893	$44,594	$14,825	$13,806	$707	$707	$64,121	$64,391

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,336	(22)	-	1,480	1,788	270	1,550	455	454
Other receivables	14	3	-	(22)	20	29	(27)	(35)	3,779	3,779
Inventory	318	515	-	-	-	-	484	-	-	-
Prepaid expenses and other current assets	21	29	1,071	-	23	34	21	36	4,651	4,651
Total Current Assets	1,769	1,884	1,049	(22)	1,523	1,851	748	1,551	8,884	8,883
Vessels and other property, less accumulated depreciation	26,361	26,000	-	-	35,473	35,066	35,287	34,882	-	-
Deferred drydock expenditures, net	1,657	1,563	-	-	534	449	395	345	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	27,563	-	-	36,006	35,515	35,682	35,227	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		1,127		607		-		-		-
Other Assets	33	47	-	464	46	43	(24)	(6)	-	-
Total Assets	$45,929	$46,729	$1,934	$1,934	$53,013	$52,847	$52,233	$52,599	$9,523	$9,522

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	849	4	4	928	66	469	75	57	57
Total Current Liabilities Not Subject to Compromise	374	849	4	4	928	66	469	75	57	57

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		405		503		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	849	4	4	928	471	469	577	57	57

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,950	19,985	19,950	19,985	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,564	36,599	37,731	37,766	1,997	1,997

Total Liabilities	17,787	18,262	844	844	37,492	37,070	38,200	38,343	2,053	2,053
Equity:
Total Equity	28,142	28,467	1,090	1,090	15,521	15,777	14,033	14,256	7,470	7,469
Total Liabilities and Equity	$45,929	$46,729	$1,934	$1,934	$53,013	$52,847	$52,233	$52,599	$9,523	$9,522

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	2,372	1,578	1,642	330	330	1,936	1,619	1,699	1,224
Other receivables	15	15	6	(21)	26	26	2	(18)	(4)	21
Inventory	150	523	-	-	-	-	182	789	323	580
Prepaid expenses and other current assets	273	444	29	38	31	31	23	34	19	39
Total Current Assets	2,631	3,354	1,612	1,660	386	387	2,143	2,424	2,037	1,864
Vessels and other property, less accumulated depreciation	-	-	35,133	34,718	-	-	35,037	34,622	41,872	41,525
Deferred drydock expenditures, net	-	-	762	664	-	-	726	643	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	35,381	-	-	35,762	35,265	41,872	41,525
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		39		623		-		806		1,664
Other Assets	-	-	30	31	-	-	(114)	(60)	2	2
Total Assets	$22,146	$22,908	$42,697	$42,856	$2,130	$2,131	$50,976	$51,619	$43,926	$45,071

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	1,148	42	30	-	-	571	674	63	551
Total Current Liabilities Not Subject to Compromise	478	1,148	42	30	-	-	571	674	63	551

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	1,148	42	30	-	-	571	674	63	551

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	-	19,950	19,985	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	23,009	28,159	28,194	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,156	28,202	28,224	1,193	1,193	10,616	10,719	42,851	43,339
Equity:
Total Equity	(1,340)	(1,249)	14,496	14,632	936	937	40,360	40,901	1,075	1,732
Total Liabilities and Equity	$22,146	$22,908	$42,697	$42,856	$2,130	$2,131	$50,976	$51,619	$43,926	$45,071

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	1,202	3,187	3,573	171	172	-	-	697	454
Other receivables	-	-	28	40	(53)	(53)	-	-	13	16
Inventory	433	496	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	443	96	106	221	221	-	-	44	549
Total Current Assets	1,941	2,141	3,311	3,719	339	340	-	-	753	1,019
Vessels and other property, less accumulated depreciation	-	-	38,944	38,486	-	-	59,564	59,924	141	142
Deferred drydock expenditures, net	-	-	1,486	1,454	-	-	-	-	65	58
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	39,940	-	-	59,564	59,924	206	201
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,941
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		116		-		-		-		-
Other Assets	(9)	(9)	(37)	(2)	-	-	-	-	105	913
Total Assets	$24,241	$24,556	$56,032	$55,986	$1,611	$1,611	$81,926	$82,286	$11,345	$12,074

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	583	321	173	249	249	-	-	609	318
Total Current Liabilities Not Subject to Compromise	59	583	321	173	249	249	-	-	609	318

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		138		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		167		-		222		1,076
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	583	321	339	249	249	-	360	(245)	1,395

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826	15,771	15,431

Total Liabilities	25,805	26,329	6,782	6,800	1,457	1,457	81,826	82,186	15,526	16,826
Equity:
Total Equity	(1,564)	(1,773)	49,250	49,186	154	154	100	100	(4,181)	(4,752)
Total Liabilities and Equity	$24,241	$24,556	$56,032	$55,986	$1,611	$1,611	$81,926	$82,286	$11,345	$12,074

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	525	195	6	205	14	67	68	908	2,308
Other receivables	(3)	(5)	22	37	(9)	(6)	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	752	348
Prepaid expenses and other current assets	-	-	47	58	33	45	-	-	3	1
Total Current Assets	707	520	264	101	230	54	67	68	1,662	2,657
Vessels and other property, less accumulated depreciation	-	-	36,005	35,575	37,294	36,849	-	-	-	-
Deferred drydock expenditures, net	-	-	358	290	306	247	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	35,864	37,600	37,097	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	30,925	30,925	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		8		542		621		-		-
Other Assets	(3)	(4)	-	-	(41)	(0)	14	14	-	-
Total Assets	$28,802	$28,621	$62,901	$62,781	$65,032	$65,014	$31,024	$31,025	$20,251	$21,246

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	115	461	438	489	382	-	-	19	137
Total Current Liabilities Not Subject to Compromise	279	115	461	438	489	382	-	-	19	137

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		371
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	115	461	438	489	382	-	-	19	508

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	-	-	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	-	-	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	-	-	24,230	24,230

Total Liabilities	48,289	48,106	20,811	20,787	21,242	21,135	-	-	24,249	24,738
Equity:
Total Equity	(19,488)	(19,485)	42,091	41,993	43,790	43,879	31,024	31,025	(3,998)	(3,492)
Total Liabilities and Equity	$28,802	$28,621	$62,901	$62,781	$65,032	$65,014	$31,024	$31,025	$20,251	$21,246

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	3,582	1,991	1,692	90	0	-	-	758	723
Other receivables	11	9	-	-	-	-	-	-	4	29
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	43	241	337	-	-	-	-	42	67
Total Current Assets	2,667	3,633	2,232	2,030	90	0	-	-	805	820
Vessels and other property, less accumulated depreciation	51,896	51,385	-	-	-	-	-	-	56,274	55,781
Deferred drydock expenditures, net	1,873	1,767	-	-	-	-	-	-	43	37
Total Vessels, Deferred Drydock and Other Property	53,768	53,152	-	-	-	-	-	-	56,317	55,818
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		1,689		332		96		-		773
Other Assets	(58)	(11)	-	-	-	-	-	-	136	112
Total Assets	$63,377	$64,851	$10,027	$10,156	$522	$527	$-	$-	$61,132	$61,398

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,226	-	-	-	-	-	-	660	741
Total Current Liabilities Not Subject to Compromise	102	1,226	-	-	-	-	-	-	660	741

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		293
Post-petition intercompany payables to other debtors		-		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	493	643	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,226	493	643	-	-	-	-	660	1,035

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	-	10	10	-	-	36,973	37,214
Total Liabilities Subject to Compromise	6,330	6,330	11,523	11,523	111	111	-	-	44,628	44,869

Total Liabilities	6,431	7,556	12,015	12,165	111	111	-	-	45,288	45,904
Equity:
Total Equity	56,946	57,295	(1,989)	(2,009)	410	416	-	-	15,844	15,494
Total Liabilities and Equity	$63,377	$64,851	$10,027	$10,156	$522	$527	$-	$-	$61,132	$61,398

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	(39)	3,455	1,897	1,711	606	2,422	1,247	243	244
Other receivables	(15)	(4)	687	691	883	942	44	135	373	373
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	176	409	99	479	469	-	-
Total Current Assets	(115)	(43)	4,721	2,764	3,003	1,647	2,945	1,851	616	618
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		1,231		675		991		-
Other Assets	-	-	(1)	(1)	(5)	(15)	-	-	51	51
Total Assets	$1,481	$1,553	$37,873	$37,147	$17,655	$16,964	$30,772	$30,668	$2,608	$2,609

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	71	285	214	-	-	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	71	285	214	-	-	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	214	-	-	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,337	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,408	28,585	28,514	18,441	18,441	23,773	23,673	1,881	1,881
Equity:
Total Equity	144	145	9,288	8,633	(786)	(1,477)	6,999	6,995	727	728
Total Liabilities and Equity	$1,481	$1,553	$37,873	$37,147	$17,655	$16,964	$30,772	$30,668	$2,608	$2,609

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	433	581	545	3,016	2,623	-	-	1,427	1,114
Other receivables	750	750	865	858	8	57	-	-	33	5
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	293	-	-	46	58
Total Current Assets	1,997	1,183	1,415	1,402	3,534	2,973	-	-	1,506	1,177
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	23,015
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,585
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	24,600
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		742		3		-		-		372
Other Assets	-	-	0	0	26	12	-	-	85	85
Total Assets	$15,262	$15,190	$11,965	$11,956	$14,624	$12,145	$-	$-	$33,715	$33,405

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	106	-	-	119	78
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	106	-	-	119	78

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		405		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	512	-	-	119	78

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	-	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	26,407	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	26,918	-	-	32,952	32,910
Equity:
Total Equity	(1,213)	(1,284)	(547)	(580)	(11,944)	(14,774)	-	-	763	494
Total Liabilities and Equity	$15,262	$15,190	$11,965	$11,956	$14,624	$12,145	$-	$-	$33,715	$33,405

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,531	22	3	287	287	2,635	2,945	(303)	(301)
Other receivables	73	39	-	-	0	0	7	6	0	0
Inventory	-	-	-	-	(0)	(0)	-	-	-	-
Prepaid expenses and other current assets	42	64	335	399	0	0	107	105	-	-
Total Current Assets	1,819	1,635	357	401	288	288	2,749	3,057	(302)	(300)
Vessels and other property, less accumulated depreciation	56,928	56,435	-	-	-	-	38,368	37,761	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,820	-	-
Total Vessels, Deferred Drydock and Other Property	56,928	56,435	-	-	-	-	40,401	39,581	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,074	30,074
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		377		-		-		-		-
Other Assets	290	319	-	-	-	-	421	471	-	-
Total Assets	$61,419	$61,149	$6,113	$6,157	$7,341	$7,341	$65,438	$64,976	$29,772	$29,774

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	251	2,054	758	995	995	525	516	0	0
Total Current Liabilities Not Subject to Compromise	423	251	2,054	758	995	995	525	516	0	0

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		219		-		-		-		-
Post-petition intercompany payables to other debtors		-		321		-		760		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	470	2,054	1,079	995	995	525	1,276	0	0

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	-	-
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	-	-
Other liabilities	36,973	37,214	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	44,613	44,854	8,117	8,117	5,815	5,815	11,383	11,383	-	-

Total Liabilities	45,036	45,324	10,170	9,195	6,810	6,810	11,908	12,659	0	0
Equity:
Total Equity	16,383	15,825	(4,058)	(3,039)	531	531	53,530	52,317	29,772	29,774
Total Liabilities and Equity	$61,419	$61,149	$6,113	$6,157	$7,341	$7,341	$65,438	$64,976	$29,772	$29,774

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,150	2,099	2,204	1,818	1,576	1,564	1,639	5,877	5,825
Other receivables	179	185	0	4	25	39	-	-	75	75
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	129	33	40	470	764	242	407	917	2,251
Total Current Assets	3,261	3,465	2,132	2,249	2,312	2,379	1,806	2,046	6,869	8,151
Vessels and other property, less accumulated depreciation	105,641	104,850	34,252	33,801	77	218	-	-	-	-
Deferred drydock expenditures, net	-	281	1,546	1,744	16	12	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	105,641	105,131	35,798	35,545	93	230	-	-	-	-
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		543		603		-		-		-
Other Assets	380	368	67	39	(185)	1,539	-	-	-	-
Total Assets	$175,261	$175,486	$57,955	$58,393	$13,551	$15,479	$8,594	$8,834	$22,274	$23,556

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	439	39	504	224	489	-	0	5	13
Total Current Liabilities Not Subject to Compromise	239	439	39	504	224	489	-	0	5	13

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		448		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		1,198		201		2,442
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	887	39	504	(1,402)	1,688	-	201	5	2,455

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	69,042	69,492	-	-	-	-	-	-	0	-
Total Liabilities Subject to Compromise	81,469	81,919	17,158	17,158	21,857	21,857	9,511	9,511	29,716	29,716

Total Liabilities	81,708	82,806	17,198	17,662	20,455	23,545	9,511	9,713	29,721	32,171
Equity:
Total Equity	93,553	92,680	40,757	40,731	(6,905)	(8,066)	(918)	(879)	(7,448)	(8,615)
Total Liabilities and Equity	$175,261	$175,486	$57,955	$58,393	$13,551	$15,479	$8,594	$8,834	$22,274	$23,556

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,172	-	-	-	-	2,143	1,278	1,368	1,768
Other receivables	21	(2)	(19)	(19)	-	-	21	(17)	42	35
Inventory	-	-	-	-	-	-	524	629	216	381
Prepaid expenses and other current assets	29	41	0	2	-	-	240	409	263	37
Total Current Assets	2,116	2,210	(19)	(17)	-	-	2,928	2,299	1,889	2,222
Vessels and other property, less accumulated depreciation	35,721	35,228	-	-	-	-	982	944	35,080	34,780
Deferred drydock expenditures, net	1,321	1,340	-	-	-	-	164	120	-	-
Total Vessels, Deferred Drydock and Other Property	37,042	36,568	-	-	-	-	1,146	1,064	35,080	34,780
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		849		-		-		-		401
Other Assets	(34)	(34)	(198)	(98)	-	-	(22)	(22)	(20)	(21)
Total Assets	$78,326	$78,795	$27,112	$27,215	$10,114	$10,114	$17,441	$16,729	$55,771	$56,204

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	422	56	123	-	-	719	409	99	518
Total Current Liabilities Not Subject to Compromise	53	422	56	123	-	-	719	409	99	518

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		42		-		287		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	422	56	164	-	-	719	696	99	518

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	38,506	38,875	5,614	5,723	8,114	8,114	24,137	24,114	15,304	15,723
Equity:
Total Equity	39,820	39,921	21,498	21,493	2,000	2,000	(6,696)	(7,385)	40,468	40,481
Total Liabilities and Equity	$78,326	$78,795	$27,112	$27,215	$10,114	$10,114	$17,441	$16,729	$55,771	$56,204

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	939	2,668	235	812	(293)	410	1,215	0	-
Other receivables	-	-	23	53	27	275	-	(5)	12	21
Inventory	259	571	479	-	206	(0)	52	334	-	-
Prepaid expenses and other current assets	273	444	27	44	246	212	(9)	29	-	8
Total Current Assets	3,397	1,954	3,198	333	1,290	194	454	1,572	12	29
Vessels and other property, less accumulated depreciation	-	-	55,430	54,959	199	-	23,904	23,518	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,638	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	54,959	3,521	-	24,386	25,156	0	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		988		2,057		376		-		-
Other Assets	-	-	263	256	(26)	(51)	-	-	13	73
Total Assets	$22,868	$22,413	$65,882	$64,596	$13,253	$8,987	$48,847	$50,736	$56,818	$56,895

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	480	1,398	115	1,021	754	636	455	121	170
Total Current Liabilities Not Subject to Compromise	745	480	1,398	115	1,021	754	636	455	121	170

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		2,192		70
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	480	1,398	115	2,053	754	636	2,647	121	240

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	-	41,668	41,788	-	134	-	-	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	67,086	26,423	26,557	35,612	35,612	32,351	32,351

Total Liabilities	24,557	24,292	68,364	67,201	28,476	27,311	36,248	38,259	32,472	32,591
Equity:
Total Equity	(1,689)	(1,879)	(2,482)	(2,605)	(15,223)	(18,324)	12,600	12,477	24,346	24,304
Total Liabilities and Equity	$22,868	$22,413	$65,882	$64,596	$13,253	$8,987	$48,847	$50,736	$56,818	$56,895

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,408	(430)	(819)	-	-	3,112	647	-	-
Other receivables	21	56	86	128	-	-	427	87	-	-
Inventory	-	-	-	-	-	-	198	387	-	-
Prepaid expenses and other current assets	86	102	62	113	-	-	36	21	-	-
Total Current Assets	3,032	3,565	(282)	(577)	-	-	3,772	1,143	-	-
Vessels and other property, less accumulated depreciation	40,698	40,024	141,583	140,427	-	-	24,600	24,162	-	-
Deferred drydock expenditures, net	2,099	1,835	-	-	-	-	310	173	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	41,859	141,583	140,427	-	-	24,910	24,335	-	-
Investments in Affiliated Companies	-	-	3,629	3,629	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		578		6		2,725		-
Other Assets	(2)	(2)	1,143	1,121	9	-	(216)	27	-	-
Total Assets	$57,181	$56,776	$146,113	$145,219	$108	$105	$68,802	$68,565	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	282	424	271	-	-	726	733	-	-
Total Current Liabilities Not Subject to Compromise	461	282	424	271	-	-	726	733	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		355		-		-		-
Post-petition intercompany payables to other debtors		206		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	488	424	625	-	-	726	733	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	87,005	87,572	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	146,658	147,224	8	8	31,011	31,011	-	-

Total Liabilities	10,949	10,975	147,081	147,850	8	8	31,738	31,745	-	-
Equity:
Total Equity	46,232	45,801	(968)	(2,631)	100	97	37,064	36,821	953	953
Total Liabilities and Equity	$57,181	$56,776	$146,113	$145,219	$108	$105	$68,802	$68,565	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,764	-	-	881	2,142
Other receivables	-	-	-	-	(12)	(12)	-	-	-	387
Inventory	-	-	-	-	733	698	-	-	55	693
Prepaid expenses and other current assets	-	-	-	-	25	40	-	-	24	38
Total Current Assets	-	-	-	-	1,824	2,490	-	-	959	3,261
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	41,929	34,414	35,501	47,429	46,999
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	41,929	34,414	35,501	47,429	46,999
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		731		-		-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$45,150	$34,554	$35,640	$96,023	$97,874

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	414	-	-	277	590
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	414	-	-	277	590

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		784		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		302		437
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	414	-	1,087	277	1,026

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,473	34,454	35,540	74,566	75,315
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	2,677	100	100	21,457	22,559
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$45,150	$34,554	$35,640	$96,023	$97,874

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	777	(234)	(275)	-	-	2,100	2,410	(20)	3
Other receivables	(5)	357	115	121	-	-	114	130	-	-
Inventory	333	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	256	60	61	114	-	-	96	144	9	21
Total Current Assets	2,137	1,193	(57)	(39)	-	-	2,310	2,684	(11)	24
Vessels and other property, less accumulated depreciation	47	-	138,736	137,582	-	-	79,751	78,916	9,219	8,884
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	68	796	619
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	137,582	-	-	79,920	78,984	10,015	9,503
Investments in Affiliated Companies	-	-	3,788	3,788	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		793		-		-		1,389
Other Assets	(41)	(41)	1,197	1,174	-	-	-	-	-	-
Total Assets	$15,991	$13,620	$144,086	$143,720	$-	$-	$167,097	$166,535	$37,244	$38,157

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	267	325	294	-	-	102	223	440	22
Total Current Liabilities Not Subject to Compromise	591	267	325	294	-	-	102	223	440	22

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		253		-		-		-
Post-petition intercompany payables to other debtors		96		-		-		257		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	364	325	547	-	-	102	480	440	22

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	243	84,746	85,298	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	24,589	147,846	148,398	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	24,952	148,171	148,945	15	15	10,772	11,150	15,391	14,973
Equity:
Total Equity	(10,482)	(11,332)	(4,085)	(5,225)	(15)	(15)	156,325	155,385	21,853	23,184
Total Liabilities and Equity	$15,991	$13,620	$144,086	$143,720	$-	$0	$167,097	$166,535	$37,244	$38,157

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	2	34	71	-	-	1,551	156	1,820	1,702
Other receivables	265	265	298	309	-	-	284	251	60	288
Inventory	-	-	-	-	-	-	315	-	166	206
Prepaid expenses and other current assets	5	23	5	20	-	-	5	24	15	24
Total Current Assets	261	290	337	400	-	-	2,155	431	2,061	2,220
Vessels and other property, less accumulated depreciation	22,021	21,654	18,892	18,554	-	-	29,890	29,465	31,327	30,913
Deferred drydock expenditures, net	1,099	989	1,762	1,502	-	-	746	623	703	1,333
Total Vessels, Deferred Drydock and Other Property	23,121	22,643	20,653	20,056	-	-	30,636	30,088	32,030	32,246
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	4,041
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		1,478		1,929		-		5,111		1,168
Other Assets	19	-	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$48,810	$35,826	$37,220	$124	$124	$62,739	$65,578	$62,405	$65,272

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	34	398	760	-	-	1,084	1,279	20	394
Total Current Liabilities Not Subject to Compromise	464	34	398	760	-	-	1,084	1,279	20	394

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	34	398	760	-	-	1,084	1,279	20	394

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	11,281
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	11,350

Total Liabilities	11,624	11,194	9,349	9,712	124	124	9,867	10,062	10,090	11,744
Equity:
Total Equity	36,177	37,616	26,477	27,509	(0)	(0)	52,872	55,517	52,314	53,528
Total Liabilities and Equity	$47,801	$48,810	$35,826	$37,220	$124	$124	$62,739	$65,578	$62,405	$65,272

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	28	1,600	508	-	-	-	-	-	-
Other receivables	276	276	328	327	247	247	-	-	-	-
Inventory	-	-	278	99	-	-	-	-	-	-
Prepaid expenses and other current assets	5	19	5	22	5	22	-	-	-	-
Total Current Assets	350	323	2,211	956	252	269	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	15,571	18,995	18,587	21,186	20,712	-	-	-	-
Deferred drydock expenditures, net	1,102	967	1,152	949	1,870	2,224	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	16,538	20,147	19,536	23,056	22,936	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		1,654		4,259		923		-		-
Other Assets	-	-	(7)	-	-	-	-	-	532	532
Total Assets	$44,834	$45,891	$40,769	$43,169	$45,584	$46,405	$84	$84	$22,996	$22,996

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	37	386	404	1	66	-	-	(1)	8
Total Current Liabilities Not Subject to Compromise	474	37	386	404	1	66	-	-	(1)	8

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		6
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	37	386	404	1	66	-	-	(1)	13

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,509	2,312	2,329	6,050	6,114	-	-	6,232	6,247
Equity:
Total Equity	32,888	34,383	38,457	40,840	39,535	40,291	84	84	16,764	16,749
Total Liabilities and Equity	$44,834	$45,891	$40,769	$43,169	$45,584	$46,405	$84	$84	$22,996	$22,996

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$53,677	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	53,677	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	38	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	63,633	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		20,420		-		-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,395,116	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	19	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	19	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-				-
Post-petition intercompany payables to non-debtors		-		-		1,676				-
Post-petition intercompany payables to other debtors		-		-		45,639				-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	16	47,333	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	-	822,086	869,403	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	459	522,721	525,712	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,395,116	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,792	-	-
Other receivables	26	26	-	-	10	10	63	1,006	-	-
Inventory	-	-	-	-	-	-	710	931	-	-
Prepaid expenses and other current assets	4	13	-	-	4	26	47	248	-	-
Total Current Assets	29	39	-	-	14	36	6,241	5,978	-	-
Vessels and other property, less accumulated depreciation	7,024	6,933	-	-	30,264	30,066	382,438	379,617	-	-
Deferred drydock expenditures, net	602	503	-	-	-	-	-	218	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	7,436	-	-	30,264	30,066	382,438	379,834	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		-		8,390		-
Other Assets	-	-	0	3	(2)	(1)	0	(43)	-	-
Total Assets	$10,091	$9,910	$1,070	$1,073	$32,339	$32,162	$508,278	$513,759	$1,272	$1,272

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	100	2	3	140	103	598	598	21	-
Total Current Liabilities Not Subject to Compromise	125	100	2	3	140	103	598	598	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		624		2		666		3,094		49
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	724	2	5	140	769	598	3,692	21	49

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	10,080	4,579	4,582	17,353	17,981	89,772	92,866	529	557
Equity:
Total Equity	611	(170)	(3,508)	(3,508)	14,986	14,181	418,506	420,893	743	715
Total Liabilities and Equity	$10,091	$9,910	$1,070	$1,073	$32,339	$32,162	$508,278	$513,759	$1,272	$1,272

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$18	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	0
Prepaid expenses and other current assets	-	-	4	26	4	11	-	-	5	8
Total Current Assets	-	-	27	49	14	21	16	18	5	9
Vessels and other property, less accumulated depreciation	-	-	32,214	32,002	4,238	4,174	-	-	1,478	150
Deferred drydock expenditures, net	-	-	-	-	1,494	1,276	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	32,002	5,732	5,450	-	-	1,478	150
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		-		-		-
Other Assets	-	-	(30)	(29)	9	(1)	731	727	0	-
Total Assets	$-	$-	$32,280	$32,091	$8,895	$8,611	$10,999	$10,996	$2,312	$988

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	80	189	113	-	-	(7)	(10)
Total Current Liabilities Not Subject to Compromise	-	-	145	80	189	113	-	-	(7)	(10)

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		621		667		-		17
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	145	701	189	780	-	-	(7)	7

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	421	15,828	16,385	8,638	9,229	9,457	9,457	3,775	3,788
Equity:
Total Equity	(421)	(421)	16,452	15,706	257	(619)	1,541	1,539	(1,462)	(2,801)
Total Liabilities and Equity	$-	$-	$32,280	$32,091	$8,895	$8,611	$10,999	$10,996	$2,312	$988

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$8,271
Voyage receivables	-	-	-	-	-	-	-	-	10,331	16,434
Other receivables	16	16	14	14	13	28	-	-	10,758	5,395
Inventory	-	-	-	-	-	-	-	-	3,464	5,941
Prepaid expenses and other current assets	4	11	4	13	4	11	-	-	1,893	1,517
Total Current Assets	20	28	18	27	17	40	-	-	29,948	37,558
Vessels and other property, less accumulated depreciation	3,802	3,735	6,615	6,528	2,897	2,815	-	-	47,653	46,403
Deferred drydock expenditures, net	848	763	311	611	1,219	1,284	-	-	2,465	3,287
Total Vessels, Deferred Drydock and Other Property	4,649	4,497	6,926	7,140	4,116	4,099	-	-	50,118	49,691
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	7,083
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	128,737	127,790
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		-		1		-
Other Assets	(3)	(3)	0	0	(8)	8	(9)	(9)	107	358
Total Assets	$7,124	$6,980	$7,191	$7,414	$4,126	$4,149	$9,485	$9,486	$361,940	$368,319

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	96	270	346	134	186	(1)	-	4,100	11,149
Total Current Liabilities Not Subject to Compromise	143	96	270	346	134	186	(1)	-	4,100	11,149

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		494
Post-petition intercompany payables to other debtors		655		984		1,062		-		2,018
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	750	270	1,330	134	1,247	(1)	-	4,100	13,661

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	170,514	170,514
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	176,852	175,905
Other liabilities	-	-	-	-	-	-	-	-	(11)	1,066
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	347,355	347,484

Total Liabilities	8,896	9,503	7,210	8,271	7,447	8,561	10,798	10,799	351,455	361,145
Equity:
Total Equity	(1,772)	(2,523)	(19)	(858)	(3,321)	(4,412)	(1,313)	(1,313)	10,485	7,174
Total Liabilities and Equity	$7,124	$6,980	$7,191	$7,414	$4,126	$4,149	$9,485	$9,486	$361,940	$368,319

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	11
Total Current Assets	-	-	-	-	-	-	-	-	21	28
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,774
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	483
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	3,257
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	589	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		-		-		-
Other Assets	-	-	-	-	-	-		-	(4)	(4)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,395	$3,476	$3,300

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	87
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	87

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		653
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	740

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,999	7,571
Equity:
Total Equity	1	1	1,567	1,567	(422)	(422)	(15,930)	(15,946)	(3,523)	(4,271)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,395	$3,476	$3,300

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	4,521	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	352	899	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	1,181	-	-	-	-	-	-	-	-
Total Current Assets	6,311	6,602	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	1
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		526		-		-		-		-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,907	$100	$100	$-	$-	$-	$-	$1	$1

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	1,143	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	1,143	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		734		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	1,876	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,011	-	-	8	8	8	8	1	1

Total Liabilities	37,517	38,887	-	-	8	8	8	8	1	1
Equity:
Total Equity	(9,427)	(9,980)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,907	$100	$100	$-	$-	$-	$-	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$292	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	285	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,507	-	-
Total Current Assets	-	-	-	-	-	-	6,036	3,084	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	11,941	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	11,941	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	193,109	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		0		-		-
Other Assets	-	-	-	-	-	-	117	69	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$209,254	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	8,562	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	8,562	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		8		-		6,950		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	3,157	3,174	-	-
Total Liabilities Not Subject to Compromise	-	-	4	8	-	-	12,970	18,687	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	21,359	20,306	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	390,705	389,653	1,075	1,075

Total Liabilities	16	16	205	209	370	370	403,675	408,339	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(145)	631	631	(190,740)	(199,085)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$209,254	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	1	21	51	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	766	448	762	-	-	-	-
Total Current Assets	-	-	492	767	468	813	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	253	171	150	-	-	-	-
Deferred drydock expenditures, net	-	-	4	4	606	540	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	257	776	689	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		1,279		951		-		-
Other Assets	-	-	2,141	2,077	1,159	1,075	-	-	-	-
Total Assets	$2	$2	$45,329	$46,798	$42,695	$43,820	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	1,856	1,192	1,763	(0)	2	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	1,856	1,192	1,763	(0)	2	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	1,856	1,192	1,763	(0)	2	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	37,650	37,313	37,884	348	351	565	565
Equity:
Total Equity	0	0	8,343	9,149	5,382	5,936	103	100	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$46,798	$42,695	$43,820	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	7	-	-
Other receivables	289	286	8	-	307	316	358	236	34	11
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	621	-	-	357	623	360	620	447	766
Total Current Assets	646	907	8	-	664	939	719	862	482	777
Vessels and other property, less accumulated depreciation	143	123	-	-	164	141	167	148	345	315
Deferred drydock expenditures, net	2,793	2,656	-	-	2,195	2,094	2,489	2,380	-	12
Total Vessels, Deferred Drydock and Other Property	2,936	2,779	-	-	2,359	2,235	2,656	2,528	345	327
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,162	1,150	1,150	35,775	35,775	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		59		-		-		849
Other Assets	601	587	-	-	588	567	921	912	2,138	2,067
Total Assets	$39,345	$39,435	$1,157	$1,209	$39,388	$39,518	$38,730	$38,738	$17,860	$18,916

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	244	-	-	1,268	475	1,881	935	1,207	1,761
Total Current Liabilities Not Subject to Compromise	990	244	-	-	1,268	475	1,881	935	1,207	1,761

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		502		-		526		643		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	5,875	6,117	-	-	5,458	5,699	5,016	5,258	-	-
Total Liabilities Not Subject to Compromise	6,865	6,863	-	-	6,726	6,701	6,897	6,836	1,207	1,761

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,329	932	932	31,967	31,967	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,425	932	932	32,062	32,062	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,288	932	932	38,788	38,763	40,280	40,219	9,755	10,310
Equity:
Total Equity	(944)	(853)	225	277	600	756	(1,551)	(1,482)	8,104	8,606
Total Liabilities and Equity	$39,345	$39,435	$1,157	$1,209	$39,388	$39,518	$38,730	$38,738	$17,860	$18,916

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	211	119	115	30	36	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	625	448	762	-	-	-	-
Total Current Assets	211	211	476	740	477	798	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	46	244	210	-	-	-	-
Deferred drydock expenditures, net	-	-	209	165	891	801	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	211	1,134	1,012	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		1,007		-		-
Other Assets	-	-	1,189	1,155	1,246	1,210	-	-	66	68
Total Assets	$3,928	$3,928	$43,418	$43,598	$42,113	$43,282	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	11	1,043	255	1,239	1,848	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	11	1,043	255	1,239	1,848	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		5		573		-		-		1
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	4,570	4,811	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	16	5,613	5,639	1,239	1,848	-	-	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	503	42,430	42,456	36,507	37,116	378	378	940	942
Equity:
Total Equity	3,430	3,425	987	1,142	5,606	6,166	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$43,598	$42,113	$43,282	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables		-	-	-	-	-	211	198	10	-
Other receivables	222	222	-	-	-	-	188	153	51	34
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	169	443	768
Total Current Assets	222	222	-	-	7	-	436	520	504	802
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	241,991	219	213
Deferred drydock expenditures, net	-	-	-	-	-	-	235	272	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	242,263	219	213
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	432,713	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,224	96,224	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		-		-		9,241		1,409
Other Assets	-	-	-	-		-	88	181	3,469	3,427
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,117,707	$341,248	$348,435	$8,387	$10,044

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	4,655	1,186	1,869
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	4,655	1,186	1,869

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		18		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	18	-	-	5	-	3,003	4,655	1,186	1,869

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,269	7	7	6,025	6,021	161,573	163,225	8,052	8,735
Equity:
Total Equity	4,616	4,617	2	2	1,111,770	1,111,686	179,676	185,210	334	1,310
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,117,707	$341,248	$348,435	$8,387	$10,044

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	(169)	2,457	2,174	1,407	2,119	1,982	1,521	1,168	944
Other receivables	(30)	70	21	13	10	358	-	-	(5)	(5)
Inventory	-	-	-	-	421	425	248	550	359	761
Prepaid expenses and other current assets	358	623	29	38	27	34	282	460	282	460
Total Current Assets	328	523	2,507	2,225	1,865	2,935	2,512	2,531	1,804	2,159
Vessels and other property, less accumulated depreciation	9	9	35,337	34,858	24,544	24,193	-	-	-	-
Deferred drydock expenditures, net	309	244	1,450	1,372	1,497	1,410	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	253	36,787	36,230	26,041	25,603	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		2,116		899		50		-		-
Other Assets	1,584	1,534	-	-	(40)	(28)	(1)	(11)	(3)	(3)
Total Assets	$43,952	$46,147	$78,059	$78,119	$41,675	$42,370	$23,264	$23,271	$23,088	$23,443

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,083	373	576	67	739	84	481	438	522
Total Current Liabilities Not Subject to Compromise	1,050	2,083	373	576	67	739	84	481	438	522

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		74		754
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	4,079	4,320	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	6,403	373	576	67	739	84	555	438	1,276

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	24,168	25,450	25,450

Total Liabilities	34,280	35,555	37,700	37,902	14,586	15,258	24,252	24,723	25,888	26,726
Equity:
Total Equity	9,671	10,593	40,360	40,217	27,089	27,113	(989)	(1,452)	(2,800)	(3,284)
Total Liabilities and Equity	$43,952	$46,147	$78,059	$78,119	$41,675	$42,370	$23,264	$23,271	$23,088	$23,443

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	169	2,373	1,885	2,779	3,667	598	546	3,110	3,080
Other receivables	11	(46)	(7)	3	9	85	53	385	21	269
Inventory	658	-	-	-	-	462	192	-	-	-
Prepaid expenses and other current assets	34	-	29	45	243	193	303	443	75	109
Total Current Assets	1,122	122	2,395	1,933	3,031	4,407	1,147	1,374	3,206	3,459
Vessels and other property, less accumulated depreciation	-	-	37,449	37,009	-	-	269	-	51,807	51,288
Deferred drydock expenditures, net	-	-	331	268	-	-	387	-	73	188
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	37,277	-	-	656	-	51,879	51,476
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		490		982		-		-		-
Other Assets	3	3	(33)	(133)	-	-	(96)	(44)	(23)	(23)
Total Assets	$52,639	$52,129	$79,279	$79,196	$18,845	$20,221	$54,195	$53,819	$65,241	$65,091

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	0	59	543	367	346	350	432	301	334
Total Current Liabilities Not Subject to Compromise	431	0	59	543	367	346	350	432	301	334

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		1,291		2,556		123
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Other Liabilities	-	-	-	-	511	667	-	-	-	-
Total Liabilities Not Subject to Compromise	431	0	59	543	878	2,304	4,633	2,988	301	457

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	19,542	57,566	57,566	6,407	6,407

Total Liabilities	71,941	71,510	33,236	33,720	20,420	21,846	62,199	60,554	6,707	6,864
Equity:
Total Equity	(19,302)	(19,381)	46,044	45,476	(1,576)	(1,626)	(8,004)	(6,735)	58,534	58,227
Total Liabilities and Equity	$52,639	$52,129	$79,279	$79,196	$18,845	$20,221	$54,195	$53,819	$65,241	$65,091

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	16	66	452	2,925	3,325	226	-	364	994
Other receivables	11	6	445	445	61	20	33	(6)	-	285
Inventory	-	-	-	-	-	-	-	-	486	603
Prepaid expenses and other current assets	34	44	2	11	94	105	30	45	119	28
Total Current Assets	69	66	513	909	3,080	3,450	289	39	969	1,910
Vessels and other property, less accumulated depreciation	35,909	35,432	34,354	33,899	47,915	47,399	55,715	55,243	47,696	47,363
Deferred drydock expenditures, net	1,270	1,444	1,392	1,375	1,970	1,851	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	37,179	36,876	35,746	35,275	49,885	49,250	55,715	55,243	47,696	47,363
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		277		497		240		800		1,351
Other Assets	(38)	-	-	-	(33)	(33)	230	223	-	-
Total Assets	$63,163	$63,173	$76,226	$76,647	$62,770	$62,745	$57,583	$57,654	$96,365	$98,324

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	479	652	867	260	137	438	430	30	1,019
Total Current Liabilities Not Subject to Compromise	247	479	652	867	260	137	438	430	30	1,019

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		-		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	479	652	867	260	137	438	430	30	1,019

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,668	41,775	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	57,190	57,297	74,364	74,364

Total Liabilities	25,166	25,399	30,955	31,170	9,212	9,089	57,627	57,726	74,394	75,384
Equity:
Total Equity	37,996	37,774	45,271	45,478	53,559	53,656	(44)	(72)	21,971	22,940
Total Liabilities and Equity	$63,163	$63,173	$76,226	$76,647	$62,770	$62,745	$57,583	$57,654	$96,365	$98,324

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$10	$-	$-	$-	$-
Voyage receivables	1,537	779	1,417	1,096	1,727	1,462	1,549	1,663	2,047	2,170
Other receivables	(4)	275	16	26	10	(32)	3	(9)	(16)	(8)
Inventory	-	(0)	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	168	47	57	23	52	240	410	29	38
Total Current Assets	1,773	1,221	1,480	1,179	1,770	1,492	1,792	2,064	2,061	2,200
Vessels and other property, less accumulated depreciation	935	896	22,496	22,233	42,556	41,857	1,040	1,000	34,297	33,846
Deferred drydock expenditures, net	4	-	1,887	1,786	1,389	1,286	(0)	11	1,564	1,973
Total Vessels, Deferred Drydock and Other Property	938	896	24,384	24,018	43,945	43,142	1,040	1,011	35,861	35,819
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		150		179		-		-		398
Other Assets	10	62	66	76	156	174	15	62	(12)	(31)
Total Assets	$8,663	$8,271	$35,909	$35,432	$57,301	$56,238	$8,687	$8,977	$56,046	$56,522

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	190	220	167	1,282	554	44	45	57	516
Total Current Liabilities Not Subject to Compromise	45	190	220	167	1,282	554	44	45	57	516

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		919		468		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	190	220	167	1,282	1,473	44	513	57	516

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	-	-	0	37,043	37,108	-	-	-	-
Total Liabilities Subject to Compromise	11,884	11,884	34,990	34,990	63,058	63,122	12,130	12,130	14,750	14,750

Total Liabilities	11,929	12,074	35,210	35,157	64,340	64,595	12,174	12,643	14,807	15,266
Equity:
Total Equity	(3,266)	(3,803)	699	275	(7,038)	(8,357)	(3,487)	(3,666)	41,238	41,256
Total Liabilities and Equity	$8,663	$8,271	$35,909	$35,432	$57,301	$56,238	$8,687	$8,977	$56,046	$56,522

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	245	1,715	781	19	19	14,133	12,878	1,692	1,801
Other receivables	6	2	33	91	-	-	522	46	26	29
Inventory		-	598	684	-	-	-	-	-	-
Prepaid expenses and other current assets	41	56	220	40	241	394	1,416	2,062	639	551
Total Current Assets	506	302	2,565	1,597	260	413	16,071	14,986	2,357	2,381
Vessels and other property, less accumulated depreciation	21,356	21,099	32,130	31,844	-	-	-	-	1,068	1,029
Deferred drydock expenditures, net	1,279	1,181	(2)	30	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	22,280	32,128	31,874	-	-	-	-	1,068	1,029
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	1,350	542	542
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,513	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		405		1,583		-		741		-
Other Assets	37	42	-	(20)	-	-	-	-	(20)	(625)
Total Assets	$31,690	$31,542	$54,673	$55,013	$9,116	$9,268	$55,012	$53,155	$15,042	$14,422

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	602	148	516	240	395	616	71	53	70
Total Current Liabilities Not Subject to Compromise	743	602	148	516	240	395	616	71	53	70

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		4		417		820
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Other Liabilities	-	-	-	-	-	-	563	647	-	-
Total Liabilities Not Subject to Compromise	743	602	148	516	240	398	1,179	1,136	686	889

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	21,874

Total Liabilities	6,592	6,451	17,243	17,611	9,091	9,250	59,179	58,158	22,560	22,763
Equity:
Total Equity	25,098	25,091	37,429	37,402	24	18	(4,167)	(5,003)	(7,518)	(8,341)
Total Liabilities and Equity	$31,690	$31,542	$54,673	$55,013	$9,116	$9,268	$55,012	$53,155	$15,042	$14,422

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	2,934	-	-	173	156	-	-
Other receivables	-	-	18	72	-	-	13	8	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	112	-	-	344	549	-	-
Total Current Assets	-	-	3,449	3,118	-	-	531	713	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	50,170	-	-	1,101	1,072	-	-
Deferred drydock expenditures, net	-	-	1,950	1,849	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	52,019	-	-	1,101	1,072	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	957	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		-		432		-		-		-
Other Assets	-	-	(6)	(16)	-	-	(35)	(725)	-	-
Total Assets	$105,125	$105,125	$66,470	$65,876	$295	$295	$31,953	$32,373	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	254	-	-	68	437	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	254	-	-	68	437	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		-		1,482		-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	254	-	-	776	1,918	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	47,096	58,345	58,345

Total Liabilities	-	-	8,821	8,748	211	211	47,872	49,014	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,128	85	85	(15,919)	(16,641)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,876	$295	$295	$31,953	$32,373	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,540	-	-	2,869	3,318	-	-	753	1,345
Other receivables	-	-	13	13	-	80	-	-	2	2
Inventory	-	-	-	-	-	(0)	-	-	169	193
Prepaid expenses and other current assets	243	227	-	-	186	366	-	-	272	444
Total Current Assets	1,817	1,767	13	13	3,055	3,764	-	-	1,196	1,984
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors		-		-		-		-		-
Post-petition Intercompany receivables from debtors		156		-		-		-		-
Other Assets	(9)	(9)	87	87	54	54	-	-	-	-
Total Assets	$21,448	$21,554	$5,179	$5,179	$10,432	$11,141	$21,117	$21,117	$25,757	$26,545

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	26	20	20	764	1,239	-	-	549	466
Total Current Liabilities Not Subject to Compromise	27	26	20	20	764	1,239	-	-	549	466

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-		-		-		-		-
Post-petition intercompany payables to non-debtors		-		-		-		-		-
Post-petition intercompany payables to other debtors		-		-		145		-		833
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	500	660	-	-	511	667	-	-	-	-
Total Liabilities Not Subject to Compromise	526	686	20	20	1,275	2,051	-	-	549	1,299

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,604	23,604	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	24,131	24,291	2,156	2,156	12,715	13,491	14,490	14,490	26,167	26,917
Equity:
Total Equity	(2,683)	(2,736)	3,023	3,023	(2,283)	(2,350)	6,627	6,627	(410)	(372)
Total Liabilities and Equity	$21,448	$21,554	$5,179	$5,179	$10,432	$11,141	$21,117	$21,117	$25,757	$26,545

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$512,414	$-	$-	$398,725	$512,414
Voyage receivables	-	-	168,830	165,902	-	-	168,830	165,902
Other receivables	10	10	70,348	62,545	-	-	70,348	62,545
Inventory	-	-	14,150	18,699	-	-	14,150	18,699
Prepaid expenses and other current assets	-	-	46,596	48,511	-	-	46,596	48,511
Total Current Assets	10	10	698,648	808,070	-	-	698,648	808,070
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,113,003	1	1	3,147,915	3,113,004
Deferred drydock expenditures, net	-	-	73,898	65,677	-	-	73,898	65,677
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,178,680	1	1	3,221,813	3,178,681
Investments in Affiliated Companies	-	-	247,664	266,098		-	247,664	266,098
Intangible Assets, less accumulated amortization	-	-	72,413	71,306		-	72,413	71,306
Goodwill	-	-	9,668	9,668		-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,432,045	(5,439,235)	(5,439,134)	(7,116)	(7,089)
Intercompany loans receivable and accrued interest	-	-	448,108	379,459	(359,840)	(361,088)	88,268	18,371
Pre-petition intercompany receivables from debtors	51	51	5,846,620	5,846,417	(5,846,620)	(5,846,417)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404		-	2,233,518	2,233,404
Post-petition intercompany receivables from non-debtors		-	-	1,271		-	-	1,271
Post-petition Intercompany receivables from debtors		-	-	138,462		(138,462)	-	-
Other Assets	-	-	20,819	23,005	30	30	20,849	23,035
Total Assets	$61	$61	$18,231,391	$18,387,885	$(11,645,665)	$(11,785,070)	$6,585,726	$6,602,815

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	90,284	62	62	73,689	90,346
Total Current Liabilities Not Subject to Compromise	0	0	73,627	90,284	62	62	73,689	90,346

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest		-	-	126,215		(126,215)	-	-
Post-petition intercompany payables to non-debtors		-	-	6,535		-	-	6,535
Post-petition intercompany payables to other debtors		-	-	138,462		(138,462)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-		-	5,457	-
Other Liabilities	-	-	32,839	34,526		-	32,839	34,526
Total Liabilities Not Subject to Compromise	0	0	111,923	396,023	62	(264,615)	111,985	131,408

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	251,357	(359,840)	(234,873)	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,741	2,142,741		-	2,142,741	2,142,741
Pre-petition intercompany payables to other debtors	-	-	5,846,620	5,846,417	(5,846,620)	(5,846,417)	-	(0)
Other liabilities	-	-	2,836,368	2,841,094		-	2,836,368	2,841,094
Total Liabilities Subject to Compromise	-	-	11,202,053	11,081,609	(6,206,460)	(6,081,290)	4,995,593	5,000,319

Total Liabilities	0	0	11,313,976	11,477,631	(6,206,398)	(6,345,905)	5,107,578	5,131,726
Equity:
Total Equity	61	61	6,917,415	6,910,254	(5,439,267)	(5,439,165)	1,478,148	1,471,088
Total Liabilities and Equity	$61	$61	$18,231,391	$18,387,885	$(11,645,665)	$(11,785,070)	$6,585,726	$6,602,815

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 165

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and January 31, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013	November 13, 2012	January 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$34,224			$477,973	$546,638
Voyage receivables	2,923	536			171,753	166,438
Other receivables	10,321	(2,143)			80,669	60,402
Inventory	-	-			14,150	18,699
Prepaid expenses and other current assets	40	339			46,636	48,850
Total Current Assets	92,533	32,956	-	-	791,181	841,027
Vessels and other property, less accumulated depreciation	(12,092)	(11,942)			3,135,823	3,101,063
Deferred drydock expenditures, net	-	-			73,898	65,677
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,942)	-	-	3,209,721	3,166,740
Investments in Affiliated Companies	300	300			247,964	266,398
Intangible Assets, less accumulated amortization	242	237			72,655	71,543
Goodwill	(79)	(79)			9,589	9,589
Investments in subsidiaries	7,116	7,089			0	(0)
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(34,855)	-	-
Pre-petition intercompany receivables from debtors	2,142,741	2,142,741	(2,142,741)	(2,142,741)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,233,404)	-	-
Post-petition intercompany receivables from non-debtors		-		(1,271)	-	-
Post-petition Intercompany receivables from debtors		6,535		(6,535)	-	-
Other Assets	(271)	(428)			20,579	22,608
Total Assets	$2,246,973	$2,193,895	$(4,481,011)	$(4,418,806)	$4,351,689	$4,377,905

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	38,342			93,168	128,689
Total Current Liabilities Not Subject to Compromise	19,478	38,342	-	-	93,168	128,689

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	18,371	(88,268)	(18,371)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(6,535)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,234,675	(2,233,518)	(2,234,675)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-			5,457	-
Other Liabilities	6,201	4,782			39,040	39,307
Total Liabilities Not Subject to Compromise	2,347,466	2,296,169	(2,321,786)	(2,259,581)	137,665	167,996

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest			(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors			(2,142,741)	(2,142,741)	-	-
Pre-petition intercompany payables to other debtors				0	-	-
Other liabilities	-	-	-	-	2,836,368	2,841,094
Total Liabilities Subject to Compromise	-	-	(2,159,225)	(2,159,225)	2,836,368	2,841,094

Total Liabilities	2,347,466	2,296,169	(4,481,011)	(4,418,806)	2,974,033	3,009,090
Equity:
Total Equity	(100,493)	(102,275)			1,377,656	1,368,815
Total Liabilities and Equity	$2,246,973	$2,193,895	$(4,481,011)	$(4,418,806)	$4,351,689	$4,377,905

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 165